UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-9279
Van Kampen Equity Trust II

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)               (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen Technology Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Technology Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

This chart compares your fund’s performance to that of the NYSE Arca Tech 100 Index® and the S&P 500® Index from 8/31/99 through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares
	since 7/26/99		since 7/26/99		since 7/26/99
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge

Since Inception	–7.87%	–8.41%	–8.44%	–8.44%	–8.56%	–8.56%

10-year	–8.96	–9.49	–9.54	–9.54	–9.64	–9.64

5-year	2.41	1.19	1.66	1.38	1.66	1.66

1-year	–13.98	–18.92	–14.56	–18.83	–14.56	–15.41

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The NYSE Arca Tech 100 Index® is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

Throughout the reporting period under review the U.S. equities market remained quite volatile. The ongoing credit crisis and weakening economy weighed heavily on the market through the end of 2008, despite the unprecedented actions taken by the government and Federal Reserve to help restore the market’s stability and liquidity. By year end signs began to emerge that these measures might be having some impact as credit conditions eased and liquidity improved, but in early 2009, market sentiment waned again on dismal news from the corporate and economic fronts. Economic data released during the first quarter of the year showed that home prices and manufacturing activity were still declining and job losses were mounting while initial estimates of gross domestic product (GDP) growth for the fourth quarter of 2008 were revised downward. At the same time, fourth-quarter corporate earnings reports were worse than anticipated and corporate defaults continued to rise. These factors led consumer confidence to fall to a record low in February and equity prices to decline again.

In March, however, the outlook turned decidedly more positive. Although the economy remained weak, certain economic data improved, suggesting that perhaps the contraction in growth might be slowing. The announcement of the government’s plans to purchase Treasury bonds, mortgage-backed securities and distressed assets from banks served to further bolster investor confidence, and the market rebounded strongly. The rally continued through May, slowed somewhat in June, and resumed again in July, resulting in considerable overall gains for most sectors of the market in 2009 to date.

Despite the market’s strong performance since March, returns for the reporting period were dragged down by the losses incurred in the latter part of 2008 and early 2009. As a result, the broad stock market lost 18.25 percent for the overall reporting year, as measured by the S&P 500® Index. The technology sector fared better, yet still lost 12.73 percent for the period, as measured by the NYSE Arca Tech 100 Index® (the “Index”). While all industries within the Index had negative returns for the period, computers and peripherals, pharmaceuticals, and biotechnology lost the least value. Conversely, office electronics, wireless telecommunication services, and electronic equipment instruments experienced the largest declines.

2

Performance Analysis

All share classes of Van Kampen Technology Fund underperformed the NYSE Arca Tech 100 Index® and outperformed the S&P 500® Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

			NYSE Arca Tech
Class A	Class B	Class C	100 Index®	S&P 500® Index

–13.98%	–14.56%	–14.56%	–12.73%	–18.25%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The primary detractors from the Fund’s performance relative to the Index were holdings in the communications equipment, software and biotechnology industries. More specifically, security selection and an overweight allocation in communications equipment companies held back returns during the period. Within software and biotechnology, disadvantageous security selection hindered relative results.

Other positions, however, were additive to relative performance. Favorable stock selection in health care equipment and supplies, life sciences tools and services, and electronic equipment instruments all helped boost returns during the period.

As of the end of the reporting period, the Fund’s largest overweights relative to the Index were in software, communications equipment, and computers and peripherals. The largest relative underweights were in pharmaceuticals, health care equipment and supplies, and life sciences tools and services.

We will continue to pursue our strategy of investing in technology stocks through a process that combines fundamental sell-side research with quantitative portfolio construction.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/09 (Unaudited)

Apple, Inc.	7.7%
IBM Corp.	4.7
Hewlett-Packard Co.	4.6
QUALCOMM, Inc.	4.6
Cisco Systems, Inc.	3.8
McAfee, Inc.	3.6
Synopsys, Inc.	3.4
Yahoo!, Inc.	3.4
Google, Inc., Class A	3.2
Lockheed Martin Corp.	3.0

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Computer Hardware	17.1%
Communications Equipment	15.3
Systems Software	13.9
Application Software	9.6
Biotechnology	8.6
Semiconductors	8.3
Internet Software & Services	7.7
Semiconductor Equipment	5.0
Computer Storage & Peripherals	3.6
Aerospace & Defense	3.2
Home Entertainment Software	2.7
Internet Retail	2.3
Fertilizers & Agricultural Chemicals	1.7
Life Sciences Tools & Services	0.5
Data Processing & Outsourced Services	0.2
Health Care Equipment	0.2
Pharmaceuticals	0.1
Wireless Telecommunication Services	0.0	*
Electronic Equipment Manufacturers	0.0	*
Electronic Manufacturing Services	0.0	*
Office Electronics	0.0	*
Electrical Components & Equipment	0.0	*

Total Long-Term Investments	100.0
Repurchase Agreements	0.5

Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,369.91	$11.65
Hypothetical	1,000.00	1,015.38	9.91
(5% annual return before expenses)

Class B
Actual	1,000.00	1,363.64	16.09
Hypothetical	1,000.00	1,011.59	13.69
(5% annual return before expenses)

Class C
Actual	1,000.00	1,363.64	16.09
Hypothetical	1,000.00	1,011.59	13.69
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, 2.70% and 2.70% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the

8

capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability

9

of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 100.0%
Aerospace & Defense 3.2%
Goodrich Corp.	2,100	$115,836
Lockheed Martin Corp.	49,600	3,719,008
Raytheon Co.	2,100	99,078

		3,933,922

Application Software 9.6%
Adobe Systems, Inc. (a)	57,100	1,794,082
Amdocs Ltd. (Guernsey) (a)	102,100	2,483,072
Autodesk, Inc. (a)	47,100	1,103,553
Citrix Systems, Inc. (a)	62,100	2,215,728
Compuware Corp. (a)	2,100	15,141
Mentor Graphics Corp. (a)	2,100	18,543
SAP AG—ADR (Germany)	2,100	102,396
Synopsys, Inc. (a)	202,100	4,290,583

		12,023,098

Biotechnology 8.6%
Amgen, Inc. (a)	42,100	2,515,054
Biogen Idec, Inc. (a)	7,400	371,554
Celgene Corp. (a)	20,000	1,043,400
Genzyme Corp. (a)	49,600	2,763,216
Gilead Sciences, Inc. (a)	45,000	2,027,700
Myriad Genetics, Inc. (a)	50,000	1,528,500
Myriad Pharmaceuticals, Inc. (a)	12,500	56,250
United Therapeutics Corp. (a)	4,100	375,191

		10,680,865

Communications Equipment 15.3%
Arris Group, Inc. (a)	2,100	27,846
Ciena Corp. (a)	2,100	28,140
Cisco Systems, Inc. (a)	216,700	4,680,720
Corning, Inc.	2,100	31,668
F5 Networks, Inc. (a)	52,100	1,796,929
Harmonic, Inc. (a)	2,100	13,860
Harris Corp.	2,100	72,933
Harris Stratex Networks, Inc., Class A (a)	521	3,157
InterDigital, Inc. (a)	2,100	44,016
Juniper Networks, Inc. (a)	142,100	3,278,247
Nokia—ADR (Finland)	2,100	29,421
Polycom, Inc. (a)	2,100	49,539
QUALCOMM, Inc.	122,400	5,681,808
Research In Motion Ltd. (Canada) (a)	45,000	3,287,700

		19,025,984

Computer Hardware 17.1%
Apple, Inc. (a)	57,100	9,604,791
Dell, Inc. (a)	2,100	33,243
Hewlett-Packard Co.	127,700	5,732,453
IBM Corp.	49,600	5,855,280

11
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Computer Hardware (Continued)
Sun Microsystems, Inc. (a)	2,100	$19,488
Teradata Corp. (a)	2,100	56,553

		21,301,808

Computer Storage & Peripherals 3.6%
EMC Corp. (a)	102,100	1,623,390
Emulex Corp. (a)	2,100	20,349
NetApp, Inc. (a)	117,100	2,664,025
QLogic Corp. (a)	2,100	33,201
Seagate Technology (Cayman Islands)	2,100	29,085
Western Digital Corp. (a)	2,100	71,988

		4,442,038

Data Processing & Outsourced Services 0.2%
Automatic Data Processing, Inc.	2,100	80,535
Computer Sciences Corp. (a)	2,100	102,585
DST Systems, Inc. (a)	2,100	96,201

		279,321

Electrical Components & Equipment 0.0%
SunPower Corp., Class B (a)	3	64

Electronic Equipment Manufacturers 0.0%
Agilent Technologies, Inc. (a)	2,100	53,928

Electronic Manufacturing Services 0.0%
Jabil Circuit, Inc.	2,100	22,995

Fertilizers & Agricultural Chemicals 1.7%
Monsanto Co.	25,000	2,097,000

Health Care Equipment 0.2%
Boston Scientific Corp. (a)	2,100	24,675
CONMED Corp. (a)	2,100	37,443
Kinetic Concepts, Inc. (a)	1,700	54,315
Medtronic, Inc.	2,100	80,430
Saint Jude Medical, Inc. (a)	2,100	80,934

		277,797

Home Entertainment Software 2.7%
Activision Blizzard, Inc. (a)	289,000	3,355,290

Internet Retail 2.3%
Amazon.com, Inc. (a)	35,000	2,841,650

Internet Software & Services 7.7%
Digital River, Inc. (a)	2,100	74,172
eBay, Inc. (a)	2,100	46,494
Google, Inc., Class A (a)	8,700	4,016,529
j2 Global Communications, Inc. (a)	2,100	44,877
VeriSign, Inc. (a)	52,100	1,103,999

12
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Internet Software & Services (Continued)
Websense, Inc. (a)	2,100	$31,836
Yahoo!, Inc. (a)	292,900	4,279,269

		9,597,176

Life Sciences Tools & Services 0.5%
Millipore Corp. (a)	7,700	509,971
Thermo Fisher Scientific, Inc. (a)	2,100	94,941

		604,912

Office Electronics 0.0%
Xerox Corp.	2,100	18,165

Pharmaceuticals 0.1%
Biovail Corp. (Canada)	2,100	26,712
Novartis AG—ADR (Switzerland)	2,100	97,587

		124,299

Semiconductor Equipment 5.0%
Applied Materials, Inc.	77,100	1,016,178
ASML Holding N.V. (Netherlands)	55,000	1,510,850
KLA–Tencor Corp.	52,100	1,625,520
Lam Research Corp. (a)	67,100	2,059,970
Novellus Systems, Inc. (a)	2,100	40,236
Teradyne, Inc. (a)	2,100	17,325

		6,270,079

Semiconductors 8.3%
Altera Corp.	62,100	1,192,941
Analog Devices, Inc.	47,100	1,330,575
Broadcom Corp., Class A (a)	67,100	1,908,995
Intel Corp.	92,100	1,871,472
Linear Technology Corp.	2,100	55,797
National Semiconductor Corp.	57,100	866,207
Standard Microsystems Corp. (a)	2,100	48,888
Texas Instruments, Inc.	62,100	1,527,039
Xilinx, Inc.	67,100	1,492,304

		10,294,218

Systems Software 13.9%
BMC Software, Inc. (a)	67,100	2,392,115
CA, Inc.	2,100	46,809
Check Point Software Technologies Ltd. (Israel) (a)	107,100	2,984,877
McAfee, Inc. (a)	112,100	4,459,338
Microsoft Corp.	97,100	2,393,515
Oracle Corp.	167,100	3,654,477
Progress Software Corp. (a)	2,100	46,788
Sybase, Inc. (a)	2,100	73,185
Symantec Corp. (a)	87,100	1,316,952

		17,368,056

13
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Wireless Telecommunication Services 0.0%
Telephone & Data Systems, Inc.	2,100	$55,377

Total Long-Term Investments 100.0% (Cost $123,198,998)		124,668,042

Repurchase Agreements 0.5%
Banc of America Securities ($374,929 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $374,931)		374,929
JPMorgan Chase & Co. ($235,873 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $235,874)		235,873
State Street Bank & Trust Co. ($9,198 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $9,198)		9,198

Total Repurchase Agreements 0.5% (Cost $620,000)		620,000

Total Investments 100.5% (Cost $123,818,998)		125,288,042

Liabilities in Excess of Other Assets (0.5%)		(607,178)

Net Assets 100.0%		$124,680,864

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Events	Inputs	Total

Assets
Common Stocks
Aerospace & Defense	$3,933,922	$—	$—	$3,933,922
Application Software	12,023,098	—	—	12,023,098
Biotechnology	10,680,865	—	—	10,680,865
Communications Equipment	19,025,984	—	—	19,025,984
Computer Hardware	21,301,808	—	—	21,301,808
Computer Storage & Peripherals	4,442,038	—	—	4,442,038
Data Processing & Outsourced Services	279,321	—	—	279,321
Electrical Components & Equipment	64	—	—	64
Electronic Equipment Manufacturers	53,928	—	—	53,928
Electronic Manufacturing Services	22,995	—	—	22,995
Fertilizers & Agricultural Chemicals	2,097,000	—	—	2,097,000
Health Care Equipment	277,797	—	—	277,797
Home Entertainment Software	3,355,290	—	—	3,355,290
Internet Retail	2,841,650	—	—	2,841,650
Internet Software & Services	9,597,176	—	—	9,597,176
Life Sciences Tools & Services	604,912	—	—	604,912
Office Electronics	18,165	—	—	18,165
Pharmaceuticals	124,299	—	—	124,299
Semiconductor Equipment	6,270,079	—	—	6,270,079
Semiconductors	10,294,218	—	—	10,294,218
Systems Software	17,368,056	—	—	17,368,056
Wireless Telecommunication Services	55,377	—	—	55,377
Repurchase Agreements	—	620,000	—	620,000

Total Assets	$124,668,042	$620,000	$—	$125,288,042

15
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $123,818,998)	$125,288,042
Cash	952
Receivables:
Dividends	127,944
Expense Reimbursement from Adviser	115,744
Fund Shares Sold	34,734
Interest	3
Other	68,834

Total Assets	125,636,253

Liabilities:
Payables:
Fund Shares Repurchased	185,203
Distributor and Affiliates	159,767
Trustees’ Deferred Compensation and Retirement Plans	145,829
Accrued Expenses	464,590

Total Liabilities	955,389

Net Assets	$124,680,864

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$1,558,689,758
Net Unrealized Appreciation	1,469,044
Accumulated Net Investment Loss	(154,246)
Accumulated Net Realized Loss	(1,435,323,692)

Net Assets	$124,680,864

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $87,208,754 and 19,951,311 shares of beneficial interest issued and outstanding)	$4.37
Maximum sales charge (5.75%* of offering price)	0.27

Maximum offering price to public	$4.64

Class B Shares:
Net asset value and offering price per share (Based on net assets of $27,551,853 and 6,798,239 shares of beneficial interest issued and outstanding)	$4.05

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,920,257 and 2,448,830 shares of beneficial interest issued and outstanding)	$4.05

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $4,451)	$667,817
Interest	1,383

Total Income	669,200

Expenses:
Transfer Agent Fees	1,855,904
Investment Advisory Fee	1,003,685
Distribution (12b-1) and Service Fees
Class A	187,293
Class B	275,876
Class C	90,156
Reports to Shareholders	234,699
Professional Fees	80,043
Registration Fees	47,472
Accounting and Administrative Expenses	47,280
Trustees’ Fees and Related Expenses	26,259
Custody	19,805
Other	17,193

Total Expenses	3,885,665
Expense Reduction	1,436,299
Less Credits Earned on Cash Balances	7

Net Expenses	2,449,359

Net Investment Loss	$(1,780,159)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(3,395,339)
Written Options	(2,760,292)
Foreign Currency Transactions	3,270

Net Realized Loss	(6,152,361)

Unrealized Appreciation/Depreciation:
Beginning of the Period	18,575,780
End of the Period	1,469,044

Net Unrealized Depreciation During the Period	(17,106,736)

Net Realized and Unrealized Loss	$(23,259,097)

Net Decrease in Net Assets From Operations	$(25,039,256)

17
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Net Investment Loss	$(1,780,159)	$(3,318,816)
Net Realized Gain/Loss	(6,152,361)	7,209,416
Net Unrealized Depreciation During the Period	(17,106,736)	(26,954,285)

Net Change in Net Assets from Investment Activities	(25,039,256)	(23,063,685)

From Capital Transactions:
Proceeds from Shares Sold	18,428,786	44,558,552
Cost of Shares Repurchased	(30,033,302)	(71,303,839)

Net Change in Net Assets from Capital Transactions	(11,604,516)	(26,745,287)

Net Change in Net Assets	(36,643,772)	(49,808,972)
Net Assets:
Beginning of the Period	161,324,636	211,133,608

End of the Period (Including accumulated net investment loss of $154,246 and $151,322, respectively)	$124,680,864	$161,324,636

18
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class A Shares	2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$5.08	$5.75	$4.81		$4.89	$3.88

Net Investment Loss (a)	(0.05)	(0.08)	(0.09)		(0.09)	(0.08)
Net Realized and Unrealized Gain/Loss	(0.66)	(0.59)	1.03		0.01	1.09

Total from Investment Operations	(0.71)	(0.67)	0.94		(0.08)	1.01

Net Asset Value, End of the Period	$4.37	$5.08	$5.75		$4.81	$4.89

Total Return* (b)	–13.98%	–11.65%	19.54%		–1.64%	26.03%
Net Assets at End of the Period (In millions)	$87.2	$103.8	$102.9		$98.0	$113.1
Ratio of Expenses to Average Net Assets*	1.95%	1.95%	2.27%		2.26%	2.42%
Ratio of Net Investment Loss to Average Net Assets*	(1.34% )	(1.41% )	(1.78%	)	(1.79% )	(1.72%	)
Portfolio Turnover	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.24%	2.13%	2.32%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(2.63% )	(1.59% )	(1.83%	)	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class B Shares	2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$4.75	$5.39	$4.55		$4.66	$3.73

Net Investment Loss (a)	(0.07)	(0.11)	(0.13)		(0.12)	(0.11)
Net Realized and Unrealized Gain/Loss	(0.63)	(0.53)	0.97		0.01	1.04

Total from Investment Operations	(0.70)	(0.64)	0.84		(0.11)	0.93

Net Asset Value, End of the Period	$4.05	$4.75	$5.39		$4.55	$4.66

Total Return* (b)	–14.56%	–12.06%	18.46%		–2.36%	24.93%
Net Assets at End of the Period (In millions)	$27.6	$44.3	$90.3		$111.2	$144.8
Ratio of Expenses to Average Net Assets*	2.70%	2.70%	3.04%		3.03%	3.19%
Ratio of Net Investment Loss to Average Net Assets*	(2.11% )	(2.20% )	(2.56%	)	(2.56% )	(2.49%	)
Portfolio Turnover	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.99%	2.91%	3.09%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(3.40% )	(2.41% )	(2.61%	)	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class C Shares	2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$4.74	$5.39	$4.55		$4.66	$3.73

Net Investment Loss (a)	(0.07)	(0.11)	(0.13)		(0.12)	(0.11)
Net Realized and Unrealized Gain/Loss	(0.62)	(0.54)	0.97		0.01	1.04

Total from Investment Operations	(0.69)	(0.65)	0.84		(0.11)	0.93

Net Asset Value, End of the Period	$4.05	$4.74	$5.39		$4.55	$4.66

Total Return* (b)	–14.56%	–12.06%	18.46%		–2.36%	24.93%
Net Assets at End of the Period (In millions)	$9.9	$13.2	$17.9		$24.0	$31.8
Ratio of Expenses to Average Net Assets*	2.70%	2.70%	3.05%		3.03%	3.19%
Ratio of Net Investment Loss to Average Net Assets*	(2.10% )	(2.18% )	(2.57%	)	(2.56% )	(2.49%	)
Portfolio Turnover	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.01%	2.90%	3.10%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(3.41% )	(2.38% )	(2.61%	)	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen Technology Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of August 31, 2009, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Options are valued at the last sale price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

22

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income, expenses and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.

23

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current year, capital losses carry forward of $83,143,826 expired. At August 31, 2009, the Fund had an accumulated capital loss carry forward of $1,433,480,089, which will expire according to the following schedule:

Amount	Expiration

$1,245,430,493	August 31, 2010
182,696,360	August 31, 2011
5,353,236	August 31, 2017

At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$125,662,604

Gross tax unrealized appreciation	$16,843,744
Gross tax unrealized depreciation	(17,218,306)

Net tax unrealized depreciation on investments	$(374,562)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
There were no taxable distributions paid during the years ended August 31, 2009 and 2008.
Permanent differences, primarily due to a portion of capital losses carry forward expiring in the current year, a net operating loss, the Fund’s investment in other regulated investment companies and net realized gains or losses on foreign currency transactions resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated	Accumulated	Accumulated
Net Investment Loss	Net Realized Loss	Capital

$1,777,235	$83,198,006	$(84,975,241)

As of August 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses on securities for tax purposes but not for book purposes and deferral of losses relating to wash sale transactions on August 31, 2009.

G. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $7 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies

24

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 9 there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.90%
Next $500 million	0.85%
Over $1 billion	0.80%

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Subadviser”), a wholly-owned subsidiary of Morgan Stanley. The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.95%, 2.70%, and 2.70% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the adviser waived or reimbursed approximately $1,436,300 of advisory fees or other expenses.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $17,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $46,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the

25

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $569,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $66,100 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, of approximately $30,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $20,700 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $39,100. Sales charges do not represent expenses of the Fund.

26

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	4,035,344	$15,084,023	7,224,981	$39,747,081
Class B	708,320	2,461,422	710,591	3,696,905
Class C	245,862	883,341	205,826	1,114,566

Total Sales	4,989,526	$18,428,786	8,141,398	$44,558,552

Repurchases:
Class A	(4,513,030)	$(16,772,901)	(4,703,620)	$(25,846,292)
Class B	(3,238,390)	(11,226,772)	(8,127,912)	(41,663,147)
Class C	(586,385)	(2,033,629)	(737,517)	(3,794,400)

Total Repurchases	(8,337,805)	$(30,033,302)	(13,569,049)	$(71,303,839)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $400, which are reported as a part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $35,160,817 and 47,112,306, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Summarized below are the specific types of derivative financial instruments used by the Fund.

Option Contracts The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use option contracts to gain exposure to, or hedge

27

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

against charges in the value of equities. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of Contracts	Premium Received

Options outstanding at August 31, 2008	-0-	$-0-
Options written	1,454,546	1,746,619
Options terminated in closing purchase transactions	(1,454,546)	(1,746,619)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at August 31, 2009	-0-	$-0-

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective March 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
No derivatives contracts were open at August 31, 2009 and 2008.

28

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses by type of derivative contract for the year ended August 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Purchased Options	Written Options

Equity Contracts	$3,265,310	$(2,760,292)

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $29,971,300 and $251,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen Technology Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Technology Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Technology Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Technology Fund of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

30

Van Kampen Technology Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen*– Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London, England E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Technology Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen Technology Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen Technology Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1999	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 1999	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen Technology Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1999	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen Technology Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

36

Van Kampen Technology Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1999	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen Technology Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1999	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

38

Van Kampen Technology Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Your Notes

Your Notes

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

77, 177, 277
TECHANN 10/09
IU09-04384P-Y08/09

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen International Advantage Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Advantage Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the MSCI All Country World Index ex-USA from 9/30/01 (the first month-end after inception) through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/26/01		since 9/26/01		since 9/26/01		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges
Since Inception	6.11%	5.32%	5.43%	5.43%	5.47%	5.47%	2.29%
5-year	5.99	4.75	5.35	5.12	5.20	5.20	—
1-year	–9.88	–15.08	–9.97	–14.43	–10.59	–11.47	–9.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

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Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

In the first half of the period, international markets continued their free fall as global economic woes and an unstable financial system in the West weakened investor sentiment. The massive intervention by governments and central banks around the world appeared to stabilize the credit markets at year end 2008; however, volatility resumed in early 2009 as economic data continued to show deteriorating conditions around the world. Furthermore, inflation fears resurfaced as some believed policymakers would be slow or would fail to reverse monetary easing when economies began to recover, while others believed deflation remained the greater threat.

In early March, international markets bottomed and began a sizeable rebound through the end of the period. The global stimulus efforts finally appeared to be having a positive effect, with some economic data stabilizing and investor sentiment improving across major regions, including the U.S., Europe, Japan and China. The emerging markets, which generally registered the largest declines in the global market downturn, rallied dramatically as investor risk appetites were restored. However, over the 12-month period as a whole nearly every market represented in the MSCI All Country World Index ex-USA had negative returns.

Performance Analysis

All share classes of Van Kampen International Advantage Fund outperformed the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA (the “Index”) for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

				MSCI All Country
				World Index
Class A	Class B	Class C	Class I	ex-USA

–9.88%	–9.97%	–10.59%	–9.57%	–14.41%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s portfolio is constructed on a bottom-up basis, with individual stocks selected based on where the team is finding the most attractive opportunities. Our team seeks to invest in companies that we believe are likely to generate consistent long-term earnings growth. Although we do not engage in top-down portfolio construction, the Fund’s country and sector weights can have an impact on performance relative to the Index.

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From a country perspective, the positive effect of security selection offset the negative impact of country allocation.

•	Overweight allocations to Ireland and Greece hurt relative performance as Ireland was the worst performer in the Index and Greece was the third worst performer. The position in Greece was eliminated prior to period end.

•	In contrast, overweight allocations to Spain and Israel contributed positively to relative results.

•	Security selection in the U.K., Germany, and Hong Kong generated relative gains, while security selection in Canada and Switzerland was disadvantageous. The position in Canada was eliminated prior to period end.

At the sector level, the Fund’s relative performance benefited from both sector allocation and security selection.

•	No sector represented in the portfolio materially detracted from relative performance during the period under review. Overweight allocations in consumer discretionary and health care were especially additive to relative returns.

•	Security selection in information technology, energy, and telecommunication services contributed positively to relative results.

•	However, weak security selection in the consumer discretionary and consumer staples sectors partially offset relative gains.

Other factors influencing the Fund’s performance during the period included the following areas.

•	In terms of market capitalization, both allocation and security selection helped. An overweight and security selection in mid-cap stocks bolstered relative performance, as did an underweight and security selection in large-cap stocks. Security selection in the mega-cap stocks was another area of relative strength. In contrast, an overweight and security selection in small-cap stocks and an underweight in mega-cap stocks dampened relative performance.

•	Growth-oriented stocks underperformed value-oriented stocks during the 12-month period. This was somewhat of a headwind for the Fund’s growth style of investing.

•	Finally, the portfolio’s slight underweight in the emerging markets was unfavorable to relative performance during the period as emerging markets outperformed developed markets.

Market Outlook

Trying to get a grasp on the direction of key economic indicators and the long-term trends they imply is proving extremely difficult amidst financial deleveraging, falling home prices, rising unemployment and the counteracting force of massive fiscal and monetary stimulus provided by governments around the world. Given the difficulty of getting economic forecasts right and the reality that our team is comprised of

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fundamental research analysts rather than economists, we remain focused on investing in stocks of companies that are likely to experience meaningful secular, rather than cyclical, growth over the next five years, regardless of the how the global economy fares. Because it is difficult to find competitively advantaged companies that will experience above-average earnings growth for the next five years, we expect to continue to own only 30 to 60 stocks in the portfolio and expect low turnover, which should minimize the impact of transaction costs and taxes on the return of the portfolio.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 8/31/09 (Unaudited)

Intertek Group PLC	4.5%
SABMiller PLC	4.1
Standard Chartered PLC	4.0
Banco Santander SA	3.9
Fresenius Medical Care AG & Co. KGaA	3.8
Teva Pharmaceutical Industries Ltd.—ADR	3.7
Sodexo	3.3
Axis Capital Holdings Ltd.	3.3
Wirecard AG	3.3
United Internet AG	3.2

Summary of Investments by Country Classification as of 8/31/09 (Unaudited)

United Kingdom	16.8%
Germany	12.0
Bermuda	10.3
France	8.6
Japan	7.1
Spain	6.2
Israel	5.9
Australia	3.2
Netherlands	3.0
Jersey Channel Islands	2.7
Switzerland	2.7
China	2.6
Ireland	2.5
Mexico	2.5
United States	2.5
South Africa	2.4
Republic of Korea (South Korea)	2.3
Finland	2.0
Brazil	1.5

Total Long-Term Investments	96.8
Total Repurchase Agreements	3.1

Total Investments	99.9
Foreign Currency	0.1
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,514.07	$10.46
Hypothetical	1,000.00	1,016.89	8.39
(5% annual return before expenses)

Class B
Actual	1,000.00	1,513.60	10.77
Hypothetical	1,000.00	1,016.64	8.64
(5% annual return before expenses)

Class C
Actual	1,000.00	1,508.25	15.17
Hypothetical	1,000.00	1,013.11	12.18
(5% annual return before expenses)

Class I
Actual	1,000.00	1,516.32	8.82
Hypothetical	1,000.00	1,018.20	7.07
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65%, 1.70%, 2.40% and 1.39% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that

9

approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

10

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 96.8%
Australia 3.2%
Computershare Ltd.	256,367	$2,184,412

Bermuda 10.3%
Axis Capital Holdings Ltd.	74,244	2,262,957
China Yurun Food Group Ltd.	979,000	1,688,650
Esprit Holdings Ltd.	165,211	1,007,301
Li & Fung Ltd.	654,000	2,160,432

		7,119,340

Brazil 1.5%
Companhia Brasileira de Meios de Pagamento	115,500	1,007,492

China 2.6%
China Shenhua Energy Co., Ltd.	444,500	1,796,866

Finland 2.0%
Vacon Oyj	36,989	1,390,237

France 8.6%
Groupe DANONE	32,257	1,755,772
Ipsen SA	38,417	1,900,976
Sodexo	39,982	2,305,681

		5,962,429

Germany 12.0%
Adidas AG	24,843	1,172,910
Fresenius Medical Care AG & Co. KGaA	58,833	2,645,716
United Internet AG (a)	156,166	2,212,824
Wirecard AG	214,317	2,255,636

		8,287,086

Ireland 2.5%
ICON PLC—ADR (a)	81,400	1,759,868

Israel 5.9%
Strauss Group Ltd.	129,340	1,508,674
Teva Pharmaceutical Industries Ltd.—ADR	49,968	2,573,352

		4,082,026

Japan 7.1%
DAITO Trust Construction Co., Ltd.	45,800	2,174,183
EPS Co., Ltd.	385	1,580,271
Unicharm Petcare Corp.	31,700	1,135,779

		4,890,233

Jersey Channel Islands 2.7%
Shire Ltd.	113,042	1,873,929

Mexico 2.5%
Fomento Economico Mexicano SA de CV, Class B—ADR	48,050	1,748,059

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See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Netherlands 3.0%
QIAGEN NV (a)	100,490	$2,065,070

Republic of Korea (South Korea) 2.3%
NHN Corp. (a)	11,421	1,553,753

South Africa 2.4%
Aspen Pharmacare Holdings Ltd. (a)	217,213	1,634,601

Spain 6.2%
Banco Santander SA	174,469	2,691,038
Telefonica SA	63,676	1,607,730

		4,298,768

Switzerland 2.7%
Lonza Group AG	18,963	1,863,120

United Kingdom 16.8%
Intertek Group PLC	159,310	3,125,984
Man Group PLC	329,806	1,428,888
SABMiller PLC	123,400	2,859,480
Standard Chartered PLC	121,301	2,753,232
Telecity Group PLC (a)	257,647	1,421,149

		11,588,733

United States 2.5%
NII Holdings, Inc., Class B (a)	73,688	1,747,143

Total Long-Term Investments 96.8% (Cost $64,411,900)		66,853,165

13
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2009  continued

Description	Value

Repurchase Agreements 3.1%
Banc of America Securities ($1,301,365 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $1,301,372)	$1,301,365
JPMorgan Chase & Co. ($818,707 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $818,711)	818,707
State Street Bank & Trust Co. ($31,928 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $31,928)	31,928

Total Repurchase Agreements 3.1% (Cost $2,152,000)	2,152,000

Total Investments 99.9% (Cost $66,563,900)	69,005,165

Foreign Currency 0.1% (Cost $50,910)	50,712

Liabilities in Excess of Other Assets 0.0%	(15,963)

Net Assets 100.0%	$69,039,914

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $53,689,226.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets*

Assets
Common Stocks
Apparel Retail	$—	$1,007,301	$—	$1,007,301	1.5%
Apparel, Accessories & Luxury Goods	—	1,172,910	—	1,172,910	1.7
Asset Management & Custody Banks	—	1,428,888	—	1,428,888	2.1
Brewers	—	2,859,480	—	2,859,480	4.2
Coal & Consumable Fuels	—	1,796,866	—	1,796,866	2.6
Data Processing & Outsourced Services	1,007,492	2,184,412	—	3,191,904	4.6
Distributors	—	2,160,432	—	2,160,432	3.1
Diversified Banks	—	5,444,270	—	5,444,270	7.9
Diversified Commercial & Professional Services	—	5,381,620	—	5,381,620	7.8
Electrical Components & Equipment	—	1,390,237	—	1,390,237	2.0
Health Care Services	—	2,645,716	—	2,645,716	3.8
Homebuilding	—	2,174,184	—	2,174,184	3.2
Integrated Telecommunication Services	—	1,607,730	—	1,607,730	2.3
Internet Software & Services	—	5,187,727	—	5,187,727	7.5
Life Sciences Tools & Services	3,824,937	3,443,391	—	7,268,328	10.5
Packaged Foods & Meats	—	6,088,875	—	6,088,875	8.8
Pharmaceuticals	2,573,352	5,409,506	—	7,982,858	11.6
Property & Casualty Insurance	2,262,957	—	—	2,262,957	3.3
Restaurants	—	2,305,681	—	2,305,681	3.3
Soft Drinks	1,748,059	—	—	1,748,059	2.5
Wireless Telecommunication Services	1,747,142	—	—	1,747,142	2.5
Repurchase Agreements	—	2,152,000	—	2,152,000

Total Assets	$13,163,939	$55,841,226	$—	$69,005,165

*	Summary of Long-Term Investments by Industry Classification totals to 96.8%.

15
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $66,563,900)	$69,005,165
Foreign Currency (Cost $50,910)	50,712
Cash	194
Receivables:
Investments Sold	703,557
Dividends	159,744
Fund Shares Sold	84,057
Interest	12
Other	79,930

Total Assets	70,083,371

Liabilities:
Payables:
Investments Purchased	347,099
Fund Shares Repurchased	302,592
Investment Advisory Fee	55,228
Distributor and Affiliates	32,891
Trustees’ Deferred Compensation and Retirement Plans	152,969
Accrued Expenses	152,678

Total Liabilities	1,043,457

Net Assets	$69,039,914

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$89,777,393
Net Unrealized Appreciation	2,461,966
Accumulated Undistributed Net Investment Income	(153,689)
Accumulated Net Realized Loss	(23,045,756)

Net Assets	$69,039,914

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $51,944,351 and 5,083,967 shares of beneficial interest issued and outstanding)	$10.22
Maximum sales charge (5.75%* of offering price)	0.62

Maximum offering price to public	$10.84

Class B Shares:
Net asset value and offering price per share (Based on net assets of $10,312,059 and 1,028,787 shares of beneficial interest issued and outstanding)	$10.02

Class C Shares:
Net asset value and offering price per share (Based on net assets of $6,625,425 and 658,279 shares of beneficial interest issued and outstanding)	$10.06

Class I Shares:
Net asset value and offering price per share (Based on net assets of $158,079 and 15,473 shares of beneficial interest issued and outstanding)	$10.22

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $141,463)	$1,535,372
Interest	3,097

Total Income	1,538,469

Expenses:
Investment Advisory Fee	581,221
Transfer Agent Fees	295,990
Distribution (12b-1) and Service Fees
Class A	114,316
Class B	36,154
Class C	57,115
Reports to Shareholders	105,264
Professional Fees	84,303
Registration Fees	55,326
Accounting and Administrative Expenses	47,651
Custody	44,518
Trustees’ Fees and Related Expenses	22,993
Other	17,651

Total Expenses	1,462,502
Expense Reduction	350,795

Net Expenses	1,111,707

Net Investment Income	$426,762

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(15,668,031)
Foreign Currency Transactions	57,175

Net Realized Loss	(15,610,856)

Unrealized Appreciation/Depreciation:
Beginning of the Period	7,476,799

End of the Period:
Investments	2,441,265
Foreign Currency Translation	20,701

2,461,966

Net Unrealized Depreciation During the Period	(5,014,833)

Net Realized and Unrealized Loss	$(20,625,689)

Net Decrease in Net Assets From Operations	$(20,198,927)

17
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$426,762	$873,310
Net Realized Gain/Loss	(15,610,856)	7,884,125
Net Unrealized Depreciation During the Period	(5,014,833)	(34,199,211)

Change in Net Assets from Operations	(20,198,927)	(25,441,776)

Distributions from Net Investment Income:
Class A Shares	(377,239)	(1,182,581)
Class B Shares	(34,514)	(153,923)
Class C Shares	(22,309)	(74,042)
Class I Shares	(1,571)	(288,248)

	(435,633)	(1,698,794)

Distributions from Net Realized Gain:
Class A Shares	-0-	(12,427,696)
Class B Shares	-0-	(3,308,209)
Class C Shares	-0-	(1,525,840)
Class I Shares	-0-	(2,472,824)

	-0-	(19,734,569)

Return of Capital Distributions:
Class A Shares	(560,676)	(137,489)
Class B Shares	(51,296)	(33,437)
Class C Shares	(33,157)	(17,092)
Class I Shares	(2,335)	(37,859)

	(647,464)	(225,877)

Total Distributions	(1,083,097)	(21,659,240)

Net Change in Net Assets from Investment Activities	(21,282,024)	(47,101,016)

From Capital Transactions:
Proceeds from Shares Sold	11,119,103	52,333,075
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,047,275	20,837,716
Cost of Shares Repurchased	(39,010,412)	(109,589,019)

Net Change in Net Assets from Capital Transactions	(26,844,034)	(36,418,228)

Total Decrease in Net Assets	(48,126,058)	(83,519,244)
Net Assets:
Beginning of the Period	117,165,972	200,685,216

End of the Period (Including accumulated undistributed net investment income of $(153,689) and $(207,027), respectively)	$69,039,914	$117,165,972

18
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$11.60	$16.28	$14.52	$12.56	$10.86

Net Investment Income (a)	0.06	0.09	0.06	0.06	0.13
Net Realized and Unrealized Gain/Loss	(1.27)	(2.59)	3.64	2.16	2.14

Total from Investment Operations	(1.21)	(2.50)	3.70	2.22	2.27

Less:
Distributions from Net Investment Income	0.07	0.19	0.07	0.10	-0-
Distributions from Net Realized Gain	-0-	1.97	1.87	0.16	0.57
Return of Capital Distributions	0.10	0.02	-0-	-0-	-0-

Total Distributions	0.17	2.18	1.94	0.26	0.57

Net Asset Value, End of the Period	$10.22	$11.60	$16.28	$14.52	$12.56

Total Return* (b)	–9.88%	–18.36%	27.06%	17.91%	21.36%
Net Assets at End of the Period (In millions)	$51.9	$71.3	$144.3	$97.7	$70.3
Ratio of Expenses to Average Net Assets*	1.65%	1.63%	1.62%	1.65%	1.70%
Ratio of Net Investment Income to Average Net Assets*	0.77%	0.64%	0.41%	0.44%	1.08%
Portfolio Turnover	31%	39%	22%	124%	69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.20%	N/A	N/A	1.68%	1.97%
Ratio of Net Investment Income to Average Net Assets	0.22%	N/A	N/A	0.41%	0.81%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$11.23		$15.85		$14.22		$12.32		$10.73

Net Investment Income/Loss (a)	0.05		-0-	(b)	(0.06)		(0.05)		0.05
Net Realized and Unrealized Gain/Loss	(1.19)		(2.54)		3.56		2.13		2.11

Total from Investment Operations	(1.14)		(2.54)		3.50		2.08		2.16

Less:
Distributions from Net Investment Income	0.03		0.09		-0-		0.02		-0-
Distributions from Net Realized Gain	-0-		1.97		1.87		0.16		0.57
Return of Capital Distributions	0.04		0.02		-0-		-0-		-0-

Total Distributions	0.07		2.08		1.87		0.18		0.57

Net Asset Value, End of the Period	$10.02		$11.23		$15.85		$14.22		$12.32

Total Return* (c)	–9.97%	(d)	–19.01%		26.13%		17.05%		20.57%
Net Assets at End of the Period (In millions)	$10.3		$17.3		$25.5		$22.8		$25.3
Ratio of Expenses to Average Net Assets*	1.76%	(d)	2.40%		2.37%		2.40%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.64%	(d)	(0.02%	)	(0.38%	)	(0.37%	)	0.42%
Portfolio Turnover	31%		39%		22%		124%		69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.33%	(d)	N/A		N/A		2.43%		2.66%
Ratio of Net Investment Income/Loss to Average Net Assets	0.07%	(d)	N/A		N/A		(0.40%	)	0.17%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class C Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$11.37		$16.02		$14.36		$12.45		$10.84

Net Investment Income/Loss (a)	-0-	(b)	-0-	(b)	(0.06)		(0.05)		0.04
Net Realized and Unrealized Gain/Loss	(1.23)		(2.56)		3.59		2.15		2.14

Total from Investment Operations	(1.23)		(2.56)		3.53		2.10		2.18

Less:
Distributions from Net Investment Income	0.03		0.10		-0-		0.03		-0-
Distributions from Net Realized Gain	-0-		1.97		1.87		0.16		0.57
Return of Capital Distributions	0.05		0.02		-0-		-0-		-0-

Total Distributions	0.08		2.09		1.87		0.19		0.57

Net Asset Value, End of the Period	$10.06		$11.37		$16.02		$14.36		$12.45

Total Return* (c)	–10.59%		–18.97%		26.08%		17.05%		20.54%	(d)
Net Assets at End of the Period (In millions)	$6.6		$8.9		$12.0		$8.9		$7.6
Ratio of Expenses to Average Net Assets*	2.40%		2.40%		2.37%		2.40%		2.40%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets*	0.02%		(0.02%	)	(0.37%	)	(0.34%	)	0.34%	(d)
Portfolio Turnover	31%		39%		22%		124%		69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.96%		N/A		N/A		2.43%		2.67%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets	(0.54%	)	N/A		N/A		(0.37%	)	0.07%	(d)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 12, 2005
					(Commencement of
	Year Ended August 31,				Operations) to
Class I Shares	2009	2008	2007	2006	August 31, 2005

Net Asset Value, Beginning of the Period	$11.61	$16.31	$14.54	$12.56	$12.77

Net Investment Income (a)	0.03	0.14	0.11	0.08	0.01
Net Realized and Unrealized Gain/Loss	(1.22)	(2.61)	3.63	2.19	(0.22)

Total from Investment Operations	(1.19)	(2.47)	3.74	2.27	(0.21)

Less:
Distributions from Net Investment Income	0.08	0.24	0.10	0.13	-0-
Distributions from Net Realized Gain	-0-	1.97	1.87	0.16	-0-
Return of Capital Distributions	0.12	0.02	-0-	-0-	-0-

Total Distributions	0.20	2.23	1.97	0.29	-0-

Net Asset Value, End of the Period	$10.22	$11.61	$16.31	$14.54	$12.56

Total Return* (b)	–9.57%	–18.19%	27.37%	18.27%	–1.64% **
Net Assets at End of the Period (In millions)	$0.2	$19.6	$18.9	$10.3	$9.4
Ratio of Expenses to Average Net Assets*	1.40%	1.39%	1.37%	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets*	0.29%	1.01%	0.68%	0.61%	1.00%
Portfolio Turnover	31%	39%	22%	124%	69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.78%	N/A	N/A	1.43%	1.52%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.09% )	N/A	N/A	0.58%	0.88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen International Advantage Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 26, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuation may be adjusted to reflect the estimated fair value as of close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

23

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service

24

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carry forward of $10,406,768, which will expire on August 31, 2017.
At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$67,421,012

Gross tax unrealized appreciation	$7,670,550
Gross tax unrealized depreciation	(6,086,397)

Net tax unrealized appreciation on investments	$1,584,153

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$435,633	$2,399,767
Long-term capital gain	-0-	19,214,270
Return of capital	647,464	225,877

	$1,083,097	$21,839,914

Permanent differences, primarily due to the Fund’s recognition of return of capital distributions, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$62,209	$602,162	$(664,371)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized on partnership interest for tax purposes but not for book purposes, post-October losses of $11,771,509, which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses resulting from wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at

25

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.90%
Next $500 million	.85%
Over $1 billion	.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.65%, 1.76%, 2.40% and 1.40% for Classes A, B, C, and I Shares, respectively. The fee waivers or expense reimbursement are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the Adviser waived or reimbursed approximately $350,800 of advisory fees or other expenses.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $14,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $40,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

26

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $140,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $78,400 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $2,031.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $10,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $15,000. Sales charges do not represent expenses of the Fund.
At August 31, 2009, Morgan Stanley & Co., Inc., an affiliate of the Adviser, owned 559 shares of Class I.

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	861,626	$7,723,295	1,980,307	$31,933,664
Class B	195,626	1,727,924	375,460	5,712,871
Class C	106,267	974,843	152,476	2,330,618
Class I	82,932	693,041	863,155	12,355,922

Total Sales	1,246,451	$11,119,103	3,371,398	$52,333,075

Dividend Reinvestment:
Class A	122,905	$910,727	886,181	$13,257,256
Class B	11,250	81,785	224,613	3,272,605
Class C	7,011	51,462	102,384	1,510,172
Class I	446	3,301	187,011	2,797,683

Total Dividend Reinvestment	141,612	$1,047,275	1,400,189	$20,837,716

27

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Repurchases:
Class A	(2,049,692)	$(17,123,147)	(5,582,983)	$(90,784,030)
Class B	(722,306)	(5,917,051)	(663,043)	(8,826,041)
Class C	(234,604)	(1,918,876)	(225,766)	(2,988,484)
Class I	(1,758,878)	(14,051,338)	(516,299)	(6,990,464)

Total Repurchases	(4,765,480)	$(39,010,412)	(6,988,091)	$(109,589,019)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For year ended August 31, 2009, the Fund received redemption fees of approximately $2,200, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,515,574 and $49,119,805, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Legal Matters
A class action complaint was brought against the Adviser and other defendants relating to the operations of another fund that merged into the Fund in 2004. The complaint generally alleges

28

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2009  continued

that the defendants breached their duties of care to long-term shareholders of the merged Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. In July 2007 the federal district court again remanded the case to the state Circuit Court in Madison County, Illinois. On October 24, 2007, the Adviser and the Fund filed a motion to dismiss in the Circuit Court, which the court denied on May 20, 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal filed by another mutual fund that was already pending in the Illinois appellate court.
The Circuit Court stayed discovery pending the outcome of that appeal, Kircher v. Putnam (5th Dist. App. No. 5-08-0260). A status conference before the Circuit Court is set for December 16, 2009. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen International Advantage Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen International Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen International Advantage Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Advantage Fund of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

30

Van Kampen International Advantage Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended August 31, 2009. The Fund intends to pass through foreign tax credits of $119,411 and has derived net income from sources within foreign countries amounting to $1,382,162. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $1,423,497 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen International Advantage Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen International Advantage Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2001	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen International Advantage Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2001	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2001	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen International Advantage Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2001	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen International Advantage Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2001	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

36

Van Kampen International Advantage Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2001	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen International Advantage Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2001	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

38

Van Kampen International Advantage Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Your Notes

Your Notes

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

185, 285, 385, 687
IAANN 10/09
IU09-04357P-Y08/09

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen American Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen American Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index from 06/30/05 (the first month-end after inception) through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/23/05		since 6/23/05		since 6/23/05		since 6/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges
Since Inception	–0.16%	–1.56%	–0.92%	–1.25%	–0.91%	–0.91%	0.10%
1-year	–11.40	–16.46	–12.09	–16.43	–12.11	–12.98	–11.07

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Based on the Fund’s asset composition, the Fund’s investment adviser believes that the Russell 1000® Growth Index is a more appropriate broad-based benchmark for the Fund than the S&P 500® Index. Accordingly, both indices will be shown in the prospectus and shareholder reports for a one year period, after which the S&P 500 Index will not be shown in future prospectuses or shareholder reports for the Fund. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

Weakness in the first half of the 12-month period ended August 31, 2009 kept the broad stock market in negative territory for the period as a whole. In September 2008, Lehman Brothers declared bankruptcy, severely undermining investor confidence and sending the markets into a tailspin. The credit markets froze in response, leading to a rapid deterioration in the financial sector and in turn the broader economy. Policy makers acted aggressively to try to contain the crisis with liquidity injections and government interventions. However, conditions remained challenging into 2009 amid further declines in economic activity and unemployment approaching 10 percent. Volatility was evident in all sectors of the market as investors fled stocks for the relative safety of Treasuries and cash.

The second half of the period was a turning point. The market bottomed in March 2009 and rose through the end of the period, as the worst appeared to be over. New stimulus packages and profitability at two large banks helped bolster investor confidence. Although unemployment continued to climb, other economic data appeared to stabilize or at least slow their rates of decline, and corporate earnings generally exceeded expectations for both the first and second quarters of 2009, helping to sustain the rally through the summer months. At the close of the period, while some believed the recession may be over or nearly over, unemployment remained high and credit for business and consumers was still tight.

In 2008, we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In 2009, however, we have started to see some focus on company fundamentals and the Fund’s higher quality names have benefited.

Performance Analysis

All share classes of Van Kampen American Franchise Fund outperformed the Russell 1000® Growth Index (the “Index”) and the S&P 500® Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

				Russell 1000®
Class A	Class B	Class C	Class I	Growth Index	S&P 500® Index

–11.40%	–12.09%	–12.11%	–11.07%	–16.76%	–18.25%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

2

Three sectors were the largest contributors to the Fund’s overall outperformance of the Index during the period.

•	Stock selection and an underweight in materials and processing had the largest positive effect on relative performance, led by a fertilizers stock.

•	An underweight in financial services also boosted relative performance, although stock selection within the sector did detract slightly. A position in the multi-line insurance industry was the top contributor.

•	Finally, exposure to railroads drove relative gains within the producer durables sector, where both an underweight and stock selection were additive.

Although the Fund outperformed the Index, there were two areas that were detrimental to overall performance.

•	Stock selection in consumer discretionary was the largest detractor from relative performance, although the positive influence of an overweight in the sector partially offset relative losses. Within the sector, a cosmetics stock was the primary underperformer.

•	An underweight in technology also dampened relative performance despite positive results from stock selection there.

Market Outlook

On June 15, 2009, the Growth Team assumed management of Van Kampen American Franchise Fund. We welcome the opportunity to serve the Fund’s shareholders.

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/09 (Unaudited)

Starbucks Corp.	4.7%
MasterCard, Inc., Class A	4.7
Apple, Inc.	4.5
Berkshire Hathaway, Inc., Class B	3.9
Cisco Systems, Inc.	3.6
American Express Co.	3.4
Brookfield Asset Management, Inc., Class A	3.3
eBay, Inc.	3.3
Ultra Petroleum Corp.	3.3
Mead Johnson Nutrition Co., Class A	3.3

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Restaurants	6.8%
Internet Software & Services	5.9
Health Care Supplies	5.3
Railroads	5.1
Consumer Finance	4.8
Tobacco	4.7
Data Processing & Outsourced Services	4.7
Computer Hardware	4.5
Property & Casualty Insurance	3.9
Communications Equipment	3.6
Real Estate Management & Development	3.3
Oil & Gas Exploration & Production	3.3
Pharmaceuticals	3.3
Construction Materials	3.1
Internet Retail	3.0
Multi-Line Insurance	2.6
Life Sciences Tools & Services	2.6
Multi-Sector Holdings	2.6
Distillers & Vintners	2.5
Soft Drinks	2.3
Food Retail	2.2
Home Entertainment Software	2.2
Packaged Foods & Meats	2.1
Asset Management & Custody Banks	2.0
Household Products	2.0
Hypermarkets & Super Centers	1.8
Diversified Commercial & Professional Services	1.6
Footwear	1.5
Home Improvement Retail	1.5
Other Diversified Financial Services	1.5
(continued on next page)

4

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)
(continued from previous page)

Gas Utilities	1.2
Apparel Retail	1.0

Total Long-Term Investments	98.5
Total Repurchase Agreements	1.8

Total Investments	100.3
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,366.72	$8.05
Hypothetical	1,000.00	1,018.40	6.87
(5% annual return before expenses)

Class B
Actual	1,000.00	1,362.93	12.51
Hypothetical	1,000.00	1,014.62	10.66
(5% annual return before expenses)

Class C
Actual	1,000.00	1,362.36	12.50
Hypothetical	1,000.00	1,014.62	10.66
(5% annual return before expenses)

Class I
Actual	1,000.00	1,370.77	6.57
Hypothetical	1,000.00	1,019.66	5.60
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10%, 2.10% and 1.10% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the

9

capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability

10

of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Subsequent to the Board’s approval of the continuation of the advisory agreement and subadvisory agreement, the Fund’s portfolio management team changed. As a result, the investment subadvisory agreement was no longer required and was terminated effective as of June 15, 2009.

11

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 98.5%
Apparel Retail 1.0%
Abercrombie & Fitch Co., Class A	78,146	$2,523,334

Asset Management & Custody Banks 2.0%
Franklin Resources, Inc.	54,224	5,060,726

Communications Equipment 3.6%
Cisco Systems, Inc. (a)	413,638	8,934,581

Computer Hardware 4.5%
Apple, Inc. (a)	66,592	11,201,440

Construction Materials 3.1%
Cemex SAB de CV—ADR (Mexico) (a)	228,977	3,040,815
Martin Marietta Materials, Inc.	54,900	4,808,142

		7,848,957

Consumer Finance 4.8%
American Express Co.	251,788	8,515,470
Redecard SA (Brazil)	263,435	3,606,210

		12,121,680

Data Processing & Outsourced Services 4.7%
MasterCard, Inc., Class A	57,462	11,643,525

Distillers & Vintners 2.5%
Diageo PLC—ADR (United Kingdom)	99,242	6,156,974

Diversified Commercial & Professional Services 1.6%
Cintas Corp.	148,132	4,064,742

Food Retail 2.2%
Tesco PLC (United Kingdom)	890,675	5,453,242

Footwear 1.5%
NIKE, Inc., Class B	68,384	3,787,790

Gas Utilities 1.2%
Questar Corp.	86,748	2,928,612

Health Care Supplies 5.3%
Alcon, Inc. (Switzerland)	60,216	7,796,166
Millipore Corp. (a)	84,332	5,585,308

		13,381,474

Home Entertainment Software 2.2%
Nintendo Co., Ltd. (Japan)	20,000	5,393,763

Home Improvement Retail 1.5%
Sherwin-Williams Co.	62,191	3,743,898

12
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Household Products 2.0%
Procter & Gamble Co.	90,663	$4,905,775

Hypermarkets & Super Centers 1.8%
Costco Wholesale Corp.	88,971	4,535,742

Internet Retail 3.0%
Amazon.com, Inc. (a)	91,871	7,459,006

Internet Software & Services 5.9%
eBay, Inc. (a)	374,009	8,280,559
Google, Inc., Class A (a)	14,063	6,492,465

		14,773,024

Life Sciences Tools & Services 2.6%
Thermo Fisher Scientific, Inc. (a)	145,612	6,583,118

Multi-Line Insurance 2.6%
Loews Corp.	193,118	6,594,980

Multi-Sector Holdings 2.6%
Leucadia National Corp. (a)	259,665	6,457,869

Oil & Gas Exploration & Production 3.3%
Ultra Petroleum Corp. (Canada) (a)	177,121	8,223,728

Other Diversified Financial Services 1.5%
BM&F BOVESPA SA (Brazil)	597,205	3,682,030

Packaged Foods & Meats 2.1%
Nestle SA (Switzerland)	126,935	5,275,819

Pharmaceuticals 3.3%
Mead Johnson Nutrition Co., Class A	206,215	8,178,487

Property & Casualty Insurance 3.9%
Berkshire Hathaway, Inc., Class B (a)	3,004	9,871,144

Railroads 5.1%
Burlington Northern Santa Fe Corp.	75,633	6,279,052
Canadian National Railway Co. (Canada)	132,370	6,389,500

		12,668,552

Real Estate Management & Development 3.3%
Brookfield Asset Management, Inc., Class A (Canada)	409,240	8,319,849

Restaurants 6.8%
McDonald’s Corp.	91,001	5,117,896
Starbucks Corp. (a)	620,714	11,787,359

		16,905,255

13
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Soft Drinks 2.3%
Dr. Pepper Snapple Group, Inc. (a)	221,051	$5,844,588

Tobacco 4.7%
British American Tobacco PLC—ADR (United Kingdom)	87,876	5,336,710
Philip Morris International, Inc.	143,389	6,554,311

		11,891,021

Total Long-Term Investments 98.5% (Cost $216,435,596)		246,414,725

Repurchase Agreements 1.8%
Banc of America Securities ($2,678,926 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $2,678,940)		2,678,926
JPMorgan Chase & Co. ($1,685,349 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $1,685,359)		1,685,349
State Street Bank & Trust Co. ($65,725 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $65,725)		65,725

Total Repurchase Agreements 1.8% (Cost $4,430,000)		4,430,000

Total Investments 100.3% (Cost $220,865,596)		250,844,725

Foreign Currency 0.0% (Cost $24,621)		24,278

Liabilities in Excess of Other Assets (0.3%)		(762,704)

Net Assets 100.0%		$250,106,299

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $16,122,824.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

		Level 2	Level 3
		Other Significant	Significant
	Level 1	Observable	Unobservable
Investment Type	Quoted Prices	Inputs	Inputs	Total

Assets
Common Stocks
Apparel Retail	$2,523,334	$—	$—	$2,523,334
Asset Management & Custody Banks	5,060,726	—	—	5,060,726
Communications Equipment	8,934,581	—	—	8,934,581
Computer Hardware	11,201,440	—	—	11,201,440
Construction Materials	7,848,957	—	—	7,848,957
Consumer Finance	12,121,680	—	—	12,121,680
Data Processing & Outsourced Services	11,643,525	—	—	11,643,525
Distillers & Vintners	6,156,974	—	—	6,156,974
Diversified Commercial & Professional Services	4,064,742	—	—	4,064,742
Food Retail	—	5,453,242	—	5,453,242
Footwear	3,787,790	—	—	3,787,790
Gas Utilities	2,928,612	—	—	2,928,612
Health Care Supplies	13,381,474	—	—	13,381,474
Home Entertainment Software	—	5,393,763	—	5,393,763
Home Improvement Retail	3,743,898	—	—	3,743,898
Household Products	4,905,775	—	—	4,905,775
Hypermarkets & Super Centers	4,535,742	—	—	4,535,742
Internet Retail	7,459,006	—	—	7,459,006
Internet Software & Services	14,773,024	—	—	14,773,024
Life Sciences Tools & Services	6,583,118	—	—	6,583,118
Multi-Line Insurance	6,594,980	—	—	6,594,980
Multi-Sector Holdings	6,457,869	—	—	6,457,869
Oil & Gas Exploration & Production	8,223,728	—	—	8,223,728
Other Diversified Financial Services	3,682,030	—	—	3,682,030
Packaged Foods & Meats	—	5,275,819	—	5,275,819
Pharmaceuticals	8,178,487	—	—	8,178,487
Property & Casualty Insurance	9,871,144	—	—	9,871,144
Railroads	12,668,552	—	—	12,668,552
Real Estate Management & Development	8,319,849	—	—	8,319,849
Restaurants	16,905,255	—	—	16,905,255
Soft Drinks	5,844,588	—	—	5,844,588
Tobacco	11,891,021	—	—	11,891,021
Repurchase Agreements	—	4,430,000	—	4,430,000

Total Assets	$230,291,901	$20,552,824	$—	$250,844,725

15
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $220,865,596)	$250,844,725
Foreign Currency (Cost $24,621)	24,278
Cash	812
Receivables:
Dividends	291,943
Fund Shares Sold	231,741
Interest	24
Other	36,015

Total Assets	251,429,538

Liabilities:
Payables:
Fund Shares Repurchased	804,003
Investment Advisory Fee	125,140
Distributor and Affiliates	118,401
Trustees’ Deferred Compensation and Retirement Plans	81,200
Accrued Expenses	194,495

Total Liabilities	1,323,239

Net Assets	$250,106,299

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$326,256,229
Net Unrealized Appreciation	29,984,322
Accumulated Undistributed Net Investment Income	2,784,562
Accumulated Net Realized Loss	(108,918,814)

Net Assets	$250,106,299

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $200,126,705 and 22,552,852 shares of beneficial interest issued and outstanding)	$8.87
Maximum sales charge (5.75%* of offering price)	0.54

Maximum offering price to public	$9.41

Class B Shares:
Net asset value and offering price per share (Based on net assets of $23,465,598 and 2,681,184 shares of beneficial interest issued and outstanding)	$8.75

Class C Shares:
Net asset value and offering price per share (Based on net assets of $25,063,235 and 2,860,355 shares of beneficial interest issued and outstanding)	$8.76

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,450,761 and 162,909 shares of beneficial interest issued and outstanding)	$8.91

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $71,703)	$6,942,455
Interest	40,721

Total Income	6,983,176

Expenses:
Investment Advisory Fee	1,655,272
Distribution (12b-1) and Service Fees
Class A	476,379
Class B	220,755
Class C	227,997
Transfer Agent Fees	650,059
Reports to Shareholders	122,771
Professional Fees	86,391
Accounting and Administrative Expenses	68,763
Registration Fees	61,360
Trustees’ Fees and Related Expenses	41,801
Custody	25,246
Other	35,697

Total Expenses	3,672,491
Expense Reduction	132,697
Less Credits Earned on Cash Balances	438

Net Expenses	3,539,356

Net Investment Income	$3,443,820

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(90,773,514)
Foreign Currency Transactions	2,353

Net Realized Loss	(90,771,161)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(19,548,919)

End of the Period:
Investments	29,979,129
Foreign Currency Translation	5,193

29,984,322

Net Unrealized Appreciation During the Period	49,533,241

Net Realized and Unrealized Loss	$(41,237,920)

Net Decrease in Net Assets From Operations	$(37,794,100)

17
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,443,820	$4,097,966
Net Realized Loss	(90,771,161)	(16,160,525)
Net Unrealized Appreciation/Depreciation During the Period	49,533,241	(28,361,098)

Change in Net Assets from Operations	(37,794,100)	(40,423,657)

Distributions from Net Investment Income:
Class A Shares	(4,110,002)	(9,100,314)
Class B Shares	(269,527)	(721,319)
Class C Shares	(281,286)	(710,932)
Class I Shares	(29,245)	(43,380)

	(4,690,060)	(10,575,945)

Distributions from Net Realized Gain:
Class A Shares	-0-	(16,839,432)
Class B Shares	-0-	(1,776,751)
Class C Shares	-0-	(1,925,468)
Class I Shares	-0-	(73,925)

	-0-	(20,615,576)

Total Distributions	(4,690,060)	(31,191,521)

Net Change in Net Assets from Investment Activities	(42,484,160)	(71,615,178)

From Capital Transactions:
Proceeds from Shares Sold	98,653,024	54,429,164
Net Asset Value of Shares Issued Through Dividend Reinvestment	4,284,372	30,013,790
Cost of Shares Repurchased	(106,411,396)	(197,221,446)

Net Change in Net Assets from Capital Transactions	(3,474,000)	(112,778,492)

Total Decrease in Net Assets	(45,958,160)	(184,393,670)
Net Assets:
Beginning of the Period	296,064,459	480,458,129

End of the Period (Including accumulated undistributed net investment income of $2,784,562 and $4,028,084, respectively)	$250,106,299	$296,064,459

18
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						June 23, 2005
						(Commencement of
	Year Ended August 31,					Operations) to
Class A Shares	2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$10.23	$12.19	$11.41		$10.17	$10.00

Net Investment Income (a)	0.13	0.13	0.36		0.15	0.02
Net Realized and Unrealized Gain/Loss	(1.33)	(1.20)	0.52		1.15	0.15

Total from Investment Operations	(1.20)	(1.07)	0.88		1.30	0.17

Less:
Distributions from Net Investment Income	0.16	0.31	0.10		0.06	-0-
Distributions from Net Realized Gain	-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.16	0.89	0.10		0.06	-0-

Net Asset Value, End of the Period	$8.87	$10.23	$12.19		$11.41	$10.17

Total Return* (c)	–11.40%	–9.31%	7.75%		12.80%	1.70% **
Net Assets at End of the Period (In millions)	$200.1	$241.0	$394.0		$173.7	$40.2
Ratio of Expenses to Average Net Assets* (d)	1.35%	1.24%	1.19%		1.36%	1.38%
Ratio of Net Investment Income to Average Net Assets*	1.60%	1.22%	2.93%		1.39%	1.03%
Portfolio Turnover	105%	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.41%	N/A	N/A		1.46%	3.97%
Ratio of Net Investment Income/Loss to Average Net Assets	1.54%	N/A	N/A		1.29%	(1.56% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						June 23, 2005
						(Commencement of
	Year Ended August 31,					Operations) to
Class B Shares	2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$10.08	$12.03	$11.30		$10.15	$10.00

Net Investment Income (a)	0.07	0.05	0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	(1.31)	(1.18)	0.53		1.13	0.15

Total from Investment Operations	(1.24)	(1.13)	0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.09	0.24	0.06		0.05	-0-
Distributions from Net Realized Gain	-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.09	0.82	0.06		0.05	-0-

Net Asset Value, End of the Period	$8.75	$10.08	$12.03		$11.30	$10.15

Total Return* (c)	–12.09%	–9.98%	7.01%		11.90%	1.50%	**
Net Assets at End of the Period (In millions)	$23.5	$28.3	$38.4		$19.5	$4.1
Ratio of Expenses to Average Net Assets* (d)	2.10%	2.00%	1.95%		2.11%	2.13%
Ratio of Net Investment Income to Average Net Assets*	0.86%	0.45%	2.15%		0.65%	0.27%
Portfolio Turnover	105%	18%	39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.16%	N/A	N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	0.80%	N/A	N/A		0.55%	(3.28%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

							June 23, 2005
							(Commencement of
	Year Ended August 31,						Operations) to
Class C Shares	2009	2008		2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$10.10	$12.02		$11.30		$10.15	$10.00

Net Investment Income (a)	0.06	0.06		0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	(1.30)	(1.18)		0.53		1.13	0.15

Total from Investment Operations	(1.24)	(1.12)		0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.10	0.22		0.07		0.05	-0-
Distributions from Net Realized Gain	-0-	0.58		-0-	(b)	-0-	-0-

Total Distributions	0.10	0.80		0.07		0.05	-0-

Net Asset Value, End of the Period	$8.76	$10.10		$12.02		$11.30	$10.15

Total Return* (c)	–12.11%	–9.89%	(d)	6.99%		11.91%	1.50%	**
Net Assets at End of the Period (In millions)	$25.1	$26.6		$46.4		$24.8	$4.0
Ratio of Expenses to Average Net Assets* (e)	2.16%	1.92%	(d)	1.95%		2.11%	2.13%
Ratio of Net Investment Income to Average Net Assets*	0.78%	0.55%	(d)	2.15%		0.64%	0.25%
Portfolio Turnover	105%	18%		39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	2.22%	N/A		N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	0.72%	N/A		N/A		0.54%	(3.31%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						June 23, 2005
						(Commencement of
	Year Ended August 31,					Operations) to
Class I Shares	2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$10.27	$12.23	$11.44		$10.17	$10.00

Net Investment Income (a)	0.14	0.18	0.42		0.18	0.01
Net Realized and Unrealized Gain/Loss	(1.31)	(1.22)	0.48		1.15	0.16

Total from Investment Operations	(1.17)	(1.04)	0.90		1.33	0.17

Less:
Distributions from Net Investment Income	0.19	0.34	0.11		0.06	-0-
Distributions from Net Realized Gain	-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.19	0.92	0.11		0.06	-0-

Net Asset Value, End of the Period	$8.91	$10.27	$12.23		$11.44	$10.17

Total Return* (c)	–11.07%	–9.05%	7.93%		13.22%	1.60% **
Net Assets at End of the Period (In millions)	$1.5	$0.1	$1.6		$1.0	$0.1
Ratio of Expenses to Average Net Assets* (d)	1.10%	1.00%	0.93%		1.11%	1.13%
Ratio of Net Investment Income to Average Net Assets*	1.77%	1.65%	3.42%		1.79%	0.76%
Portfolio Turnover	105%	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.18%	N/A	N/A		1.21%	6.94%
Ratio of Net Investment Income/Loss to Average Net Assets	1.69%	N/A	N/A		1.69%	(5.05% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen American Franchise Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of U.S. issuers that, in the judgment of the Fund’s portfolio management team have, among other things, resilient business franchises and growth potential. The Fund commenced investment operations on June 23, 2005. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained

23

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the

24

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $39,233,333, which will expire according to the following schedule:

Amount	Expiration

$3,318,019	August 31, 2016
35,915,314	August 31, 2017

At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$221,328,934

Gross tax unrealized appreciation	$31,341,426
Gross tax unrealized depreciation	(1,825,635)

Net tax unrealized appreciation on investments	$29,515,791

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$4,690,060	$12,992,217
Long-term capital gain	-0-	18,199,304

	$4,690,060	$31,191,521

Permanent differences, primarily due to the current year net realized gain/loss on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed Net	Accumulated
Investment Income	Net Realized Loss	Capital

$2,718	$(2,718)	$-0-

25

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,870,622

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $69,222,143, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expense are translated at rates prevailing when accrued.

H. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $438 as a result of credits earned on cash balances.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

The Adviser had entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (a “Subadviser” and a wholly owned subsidiary of Morgan Stanley). The Subadviser provided the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser paid the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. Effective June 15, 2009, the subadvisory agreement was terminated.

26

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund’s Adviser is currently waiving or reimbursing all or portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.35%, 2.10%, 2.16% and 1.10% for Classes A, B, C, and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the Adviser reimbursed approximately $132,700 of its advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $24,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $59,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $134,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $30,600 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $83,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $94,400. Sales charges do not represent expenses of the Fund.

27

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	10,262,168	$80,713,964	4,019,893	$44,305,036
Class B	846,247	6,505,002	413,308	4,442,921
Class C	1,254,211	9,691,211	352,866	3,847,376
Class I	223,949	1,742,847	173,290	1,833,831

Total Sales	12,586,575	$98,653,024	4,959,357	$54,429,164

Dividend Reinvestment:
Class A	505,826	$3,743,187	2,267,552	$25,192,501
Class B	35,704	262,070	217,430	2,393,908
Class C	34,206	251,415	210,325	2,317,782
Class I	3,738	27,700	9,847	109,599

Total Dividend Reinvestment	579,474	$4,284,372	2,705,154	$30,013,790

Repurchases:
Class A	(11,771,734)	$(89,993,407)	(15,052,404)	$(164,038,608)
Class B	(1,011,800)	(7,700,871)	(1,014,736)	(10,820,201)
Class C	(1,061,620)	(8,148,482)	(1,788,792)	(19,394,993)
Class I	(75,308)	(568,636)	(306,281)	(2,967,644)

Total Repurchases	(13,920,462)	$(106,411,396)	(18,162,213)	$(197,221,446)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $600 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $238,682,057 and $237,185,088, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

28

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2009  continued

incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $444,500 and $3,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen American Franchise Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen American Franchise Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen American Franchise Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 23, 2005 (commencement of operations) through August 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Franchise of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 23, 2005 (commencement of operations) through August 31, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

30

Van Kampen American Franchise Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%.The Fund intends to designate up to a maximum of $6,655,847 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen American Franchise Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen American Franchise Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2005	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen American Franchise Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen American Franchise Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen American Franchise Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

36

Van Kampen American Franchise Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen American Franchise Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

38

Van Kampen American Franchise Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Your Notes

Your Notes

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

146, 246, 346, 646
AMFRANN 10/09
IU09-04356P-Y08/09

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen International Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain a prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

Pursuant to an agreement and plan of reorganization between Van Kampen International Growth Fund and 1838 International Equity Fund, on December 16, 2005, Van Kampen International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the 1838 International Equity Fund in exchange for Class I shares of Van Kampen International Growth Fund. As a result of the reorganization, Class I shares of Van Kampen International Growth Fund are the accounting successor of the 1838 International Equity Fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s Class I shares performance, to that of the MSCI EAFE Index from 8/31/99 through 8/31/09.

	A Shares		B Shares		C Shares		I Shares*	R Shares
	since 12/19/05		since 12/19/05		since 12/19/05		since 8/3/95	since 3/20/07
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	–1.86%	–3.41%	–2.40%	–3.04%	–2.59%	–2.59%	5.39%	–12.82%

10-year	—	—	—	—	—	—	2.55	—

5-year	—	—	—	—	—	—	5.78	—

1-year	–21.59	–26.11	–22.25	–26.07	–22.20	–22.97	–21.42	–21.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

*	Pursuant to an agreement and plan of reorganization between the Van Kampen International Growth Fund and 1838 International Equity Fund (the “Predecessor Fund”), on December 16, 2005, the Van Kampen International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I shares of the Van Kampen International Growth Fund. As a result of the reorganization, Class I shares of the Van Kampen International Growth Fund are the accounting successor of the Predecessor Fund. Class I shares of the Van Kampen International Growth Fund for the period prior to the reorganization reflects the historical performance information of the shares of the Predecessor Fund.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares may also be held in shareholder accounts opened in connection with the reorganization of the Predecessor Fund into the Fund (“Reorganization Shareholders”).

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Reorganization Shareholders may purchase additional Class I shares of the Fund, either directly or through the reinvestment of dividends. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

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Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

After experiencing sharp price declines in the six-month period ended February 28, 2009, international equity markets turned upward in March 2009. The markets began a substantial recovery which continued through August 31, 2009, fueled by significant global monetary and fiscal stimulus. The recovery began in the emerging markets as a “relief rally” where investors moved into lower quality securities that survived the downturn and the market rewarded the regions that had been pummeled the most severely in the prior period’s decline. The recovery has since spread to the developed markets as there have been strong indications that the financial sector’s problems are being addressed and fundamentals are beginning to matter again. While value has recently outperformed growth in the international markets, we expect investors to gradually shift their attention to fundamental quality and focus on earnings growth.

Performance Analysis

All share classes of Van Kampen International Growth Fund underperformed the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

					Morgan Stanley
					Capital
					International
Class A	Class B	Class C	Class I	Class R	(MSCI) EAFE Index

–21.59%	–22.25%	–22.20%	–21.42%	–21.84%	–14.95%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the period, the Fund’s performance relative to the Index lagged due to lackluster returns from holdings primarily in these areas:

•	Within Europe, an Austrian bank in the portfolio declined after announcing plans to raise funds to bolster its capital position.

•	In Japan, a convenience store chain holding fell after reporting disappointing sales during the summer months and increasing market saturation by the three market leaders.

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However, the Fund achieved relative gains elsewhere:

•	Outperformance in the emerging markets was driven by an Israeli manufacturer of generic drugs. Investors believed that, given the currently strained economic environment, the company could potentially prosper from an increased usage of lower-priced generic drugs.

•	Furthermore, toward the end of the period, the Fund fared relatively well in the industrials sector as a Finnish elevator maker reported fourth-quarter net income that beat analyst estimates.

Market Outlook

Despite continued mixed economic data, the MSCI EAFE Index posted gains five out of the past six months. During August, initial jobless claims, a widely used lagging economic indicator, were higher than economists anticipated. At the same time, the U.S. Institute for Supply Management (ISM) manufacturing index, a leading economic indicator, continued to beat economists’ expectations. Though we continue to expect mixed economic data, it is clear that many high quality companies have effectively managed through the downturn and are returning to profitable growth. We continue to believe that investing in a portfolio of well-managed, high-quality growth companies may lead to long-term outperformance versus the benchmark and attractive return potential for our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 8/31/09 (Unaudited)

BNP Paribas SA	2.1%
National Bank of Greece SA	2.1
Nestle SA	2.0
SGS SA	2.0
Fortum Oyj	1.9
Roche Holding AG	1.9
Reckitt Benckiser PLC	1.9
DBS Group Holdings Ltd.	1.9
Total SA	1.8
Linde AG	1.8

Top Five Industries as of 8/31/2009 (Unaudited)

Diversified Banks	11.1%
Pharmaceuticals	5.0
Wireless Telecommunication Services	4.8
Diversified Commercial & Professional Services	4.4
Food Retail	3.5

Summary of Investments by Country Classification as of 8/31/09 (Unaudited)

Japan	16.8%
United Kingdom	15.0
Switzerland	7.1
France	6.6
Germany	5.4
Finland	3.4
China	3.4
Greece	3.4
Singapore	3.0
Luxembourg	2.9
Spain	2.8
Sweden	2.8
Australia	2.7
Canada	2.6
Cayman Islands	2.4
Portugal	2.3
India	2.2
Israel	1.8
Austria	1.6
Mexico	1.4
Denmark	1.2
Norway	1.1
Belgium	1.1
Italy	1.1
Republic of Korea (South Korea)	1.0
Ireland	1.0
Netherlands	1.0
Egypt	0.9

Total Long-Term Investments	98.0
Total Repurchase Agreements	1.7

Total Investments	99.7
Foreign Currency	0.1
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09
Class A
Actual	$1,000.00	$1,529.17	$8.92
Hypothetical	1,000.00	1,018.15	7.12
(5% annual return before expenses)
Class B
Actual	1,000.00	1,523.06	13.74
Hypothetical	1,000.00	1,014.32	10.97
(5% annual return before expenses)
Class C
Actual	1,000.00	1,521.97	13.60
Hypothetical	1,000.00	1,014.42	10.87
(5% annual return before expenses)
Class I
Actual	1,000.00	1,530.15	7.33
Hypothetical	1,000.00	1,019.41	5.85
(5% annual return before expenses)
Class R
Actual	1,000.00	1,526.15	10.51
Hypothetical	1,000.00	1,016.89	8.39
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, 2.16%, 2.14%, 1.15% and 1.65% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that

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approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

9

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 98.0%
Australia 2.7%
BHP Billiton Ltd.	446,036	$13,928,821
CSL Ltd.	447,822	12,171,755

		26,100,576

Austria 1.6%
Vienna Insurance Group	294,923	15,346,858

Belgium 1.1%
Groupe Bruxelles Lambert SA	122,726	10,761,680

Canada 2.6%
Cameco Corp.	532,219	14,161,717
EnCana Corp.	200,942	10,473,396

		24,635,113

Cayman Islands 2.4%
Parkson Retail Group Ltd.	5,178,000	7,559,158
Tencent Holdings Ltd.	1,069,300	15,903,238

		23,462,396

China 3.4%
China Construction Bank Corp., Class H	4,170,000	3,146,059
China Resources Power Holdings Co., Ltd.	6,134,000	14,992,903
CNOOC Ltd.	11,195,000	14,635,636

		32,774,598

Denmark 1.2%
Vestas Wind Systems A/S (a)	155,940	11,200,303

Egypt 0.9%
Orascom Construction Industries—GDR	210,504	8,626,864

Finland 3.4%
Fortum Oyj	704,542	18,451,437
Kone Oyj, Class B	412,249	14,363,807

		32,815,244

France 6.6%
AXA SA	598,414	13,681,480
BNP Paribas SA	248,066	20,019,348
LVMH Moet Hennessy Louis Vuitton SA	130,397	12,500,529
Total SA	307,437	17,674,993

		63,876,350

Germany 5.4%
Bayer AG	168,859	10,382,802
Deutsche Bank AG	221,740	15,108,331
Linde AG	172,591	17,387,444
Muenchener Rueckversicherungs-Gesellschaft AG	64,798	9,666,342

		52,544,919

11
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Greece 3.4%
Coca-Cola Hellenic Bottling Co., SA	547,504	$12,618,044
National Bank of Greece SA (a)	630,275	19,846,731

		32,464,775

India 2.2%
Bharti Airtel Ltd.	1,258,364	10,952,002
Reliance Industries Ltd. (a)	258,395	10,619,719

		21,571,721

Ireland 1.0%
Ryanair Holdings PLC—ADR (a)	339,892	9,309,642

Israel 1.8%
Teva Pharmaceutical Industries Ltd.—ADR	330,639	17,027,909

Italy 1.1%
ENI SpA	429,211	10,189,335

Japan 16.8%
Benesse Corp.	250,000	12,273,691
FamilyMart Co., Ltd.	312,700	9,676,445
Fast Retailing Co., Ltd.	113,700	13,568,494
Honda Motor Co., Ltd.	344,100	10,795,532
Jupiter Telecommunications Co., Ltd.	13,771	11,986,513
Komatsu Ltd.	679,800	12,176,250
Nidec Corp.	177,100	12,649,541
Nippon Electric Glass Co., Ltd.	1,396,000	14,402,959
Rakuten, Inc.	18,957	11,452,339
Shin-Etsu Chemical Co., Ltd.	267,500	15,743,656
Shionogi & Co., Ltd.	534,000	13,039,149
Sony Financial Holdings, Inc.	3,178	9,647,776
Stanley Electric Co., Ltd.	753,400	15,102,719

		162,515,064

Luxembourg 2.9%
ArcelorMittal	447,714	16,148,112
Millicom International Cellular SA (a)	172,937	12,202,435

		28,350,547

Mexico 1.4%
America Movil SAB de CV—ADR	293,665	13,258,975

Netherlands 1.0%
Reed Elsevier NV	866,351	9,195,356

Norway 1.1%
Storebrand ASA (a)	2,039,837	11,107,248

12
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Portugal 2.3%
Banco Espirito Santo SA	1,949,820	$12,850,464
Jeronimo Martins SGPS SA	1,233,426	9,634,310

		22,484,774

Republic of Korea (South Korea) 1.0%
LG Electronics, Inc.	82,312	9,416,587

Singapore 3.0%
DBS Group Holdings Ltd.	2,055,382	18,008,011
Keppel Corp., Ltd.	2,067,800	10,919,538

		28,927,549

Spain 2.8%
Banco Santander SA	1,062,617	16,389,975
Red Electrica Corp. SA	236,181	11,083,394

		27,473,369

Sweden 2.8%
Investor AB, Class B	716,134	13,367,064
Tele2 AB, Class B	996,698	13,878,209

		27,245,273

Switzerland 7.1%
Nestle SA	465,018	19,327,615
Roche Holding AG	114,496	18,218,953
SGS SA	15,260	18,904,663
Syngenta AG	49,516	11,646,652

		68,097,883

United Kingdom 15.0%
Aggreko PLC	966,677	10,417,349
Autonomy Corp. PLC (a)	516,693	10,865,721
Cobham PLC	3,854,658	12,634,780
G4S PLC	3,621,943	13,111,500
Prudential PLC	1,537,684	13,419,837
Reckitt Benckiser PLC	391,969	18,154,784
SABMiller PLC	529,729	12,275,119
Smith & Nephew PLC	1,433,339	12,182,589
Standard Chartered PLC	740,205	16,800,817
Tesco PLC	2,444,711	14,967,974
Vodafone Group PLC	4,789,283	10,323,776

		145,154,246

Total Long-Term Investments 98.0% (Cost $946,729,193)		945,935,154

13
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

Description	Value

Repurchase Agreements 1.7%
Banc of America Securities ($9,994,267 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $9,994,322)	$9,994,267
JPMorgan Chase & Co. ($6,287,532 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $6,287,567)	6,287,532
State Street Bank & Trust Co. ($245,201 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $245,201)	245,201

Total Repurchase Agreements 1.7% (Cost $16,527,000)	16,527,000

Total Investments 99.7% (Cost $963,256,193)	962,462,154

Foreign Currency 0.1% (Cost $515,742)	517,758

Other Assets in Excess of Liabilities 0.2%	2,170,375

Net Assets 100.0%	$965,150,287

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $869,501,081.

(a)	Non-income producing security.

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

14
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		% of
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Assets
Common Stocks
Diversified Banks	$—	$107,061,404	$—	$107,061,404	11.1
Pharmaceuticals	17,027,909	31,258,101	—	48,286,010	5.0
Wireless Telecommunication Services	25,461,409	21,275,778	—	46,737,187	4.8
Diversified Commercial & Professional Services	—	42,433,512	—	42,433,512	4.4
Food Retail	—	34,278,729	—	34,278,729	3.5
Life & Health Insurance	—	34,174,862	—	34,174,862	3.5
Electric Utilities	—	29,534,831	—	29,534,831	3.0
Mult-Line Insurance	—	29,028,338	—	29,028,338	3.0
Integrated Oil & Gas	—	27,864,328	—	27,864,328	2.9
Electronic Equipment Manufacturers	—	27,052,499	—	27,052,499	2.8
Integrated Telecommunication Services	—	25,864,722	—	25,864,722	2.7
Oil & Gas Exploration & Production	10,473,396	14,635,636	—	25,109,032	2.6
Multi-Sector Holdings	—	24,128,744	—	24,128,744	2.5
Packaged Foods & Meats	—	19,327,615	—	19,327,615	2.0
Household Products	—	18,154,784	—	18,154,784	1.9
Industrial Gases	—	17,387,444	—	17,387,444	1.8
Steel	—	16,148,113	—	16,148,113	1.7
Internet Software & Services	—	15,903,238	—	15,903,238	1.6
Specialty Chemicals	—	15,743,656	—	15,743,656	1.6
Diversified Capital Markets	—	15,108,331	—	15,108,331	1.6
Auto Parts & Equipment	—	15,102,719	—	15,102,719	1.6
Independent Power Producers & Energy Traders	—	14,992,903	—	14,992,903	1.5
Industrial Machinery	—	14,363,807	—	14,363,807	1.5
Coal & Consumable Fuels	14,161,717	—	—	14,161,717	1.5

15
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		% of
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Diversified Metals & Mining	$—	$13,928,821	$—	$13,928,821	1.4%
Apparel Retail	—	13,568,494	—	13,568,494	1.4
Aerospace & Defense	—	12,634,780	—	12,634,780	1.3
Soft Drinks	—	12,618,044	—	12,618,044	1.3
Apparel, Accessories & Luxury Goods	—	12,500,529	—	12,500,529	1.3
Brewers	—	12,275,119	—	12,275,119	1.3
Education Services	—	12,273,692	—	12,273,692	1.3
Health Care Equipment	—	12,182,589	—	12,182,589	1.3
Construction & Farm Machinery & Heavy Trucks	—	12,176,250	—	12,176,250	1.3
Biotechnology	—	12,171,755	—	12,171,755	1.3
Fertilizers & Agricultural Chemicals	—	11,646,653	—	11,646,653	1.2
Internet Retail	—	11,452,339	—	11,452,339	1.2
Heavy Electrical Equipment	—	11,200,303	—	11,200,303	1.2
Industrial Conglomerates	—	10,919,538	—	10,919,538	1.1
Application Software	—	10,865,721	—	10,865,721	1.1
Automobile Manufacturers	—	10,795,532	—	10,795,532	1.1
Oil & Gas Refining & Marketing	—	10,619,719	—	10,619,719	1.1
Diversified Chemicals	—	10,382,802	—	10,382,802	1.1
Reinsurance	—	9,666,342	—	9,666,342	1.0
Consumer Electronics	—	9,416,587	—	9,416,587	1.0
Airlines	9,309,642	—	—	9,309,642	1.0
Publishing	—	9,195,356	—	9,195,356	0.9
Construction & Engineering	—	8,626,864	—	8,626,864	0.9
Department Stores	—	7,559,158	—	7,559,158	0.8
Repurchase Agreements	—	16,527,000	—	16,527,000

Total Assets	$76,434,073	$886,028,081	$—	$962,462,154

Summary of Long-Term Investments by industry classification as a percentage of net assets totals to 98.0%.

16
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $963,256,193)	$962,462,154
Foreign Currency (Cost $515,742)	517,758
Cash	68
Receivables:
Fund Shares Sold	4,790,060
Dividends	2,427,300
Investments Sold	2,074,189
Interest	91
Other	60,391

Total Assets	972,332,011

Liabilities:
Payables:
Investments Purchased	4,132,188
Fund Shares Repurchased	1,583,314
Investment Advisory Fee	595,902
Distributor and Affiliates	184,803
Capital Gains Tax	165,633
Trustees’ Deferred Compensation and Retirement Plans	97,129
Accrued Expenses	422,755

Total Liabilities	7,181,724

Net Assets	$965,150,287

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,285,199,035
Accumulated Undistributed Net Investment Income	8,459,546
Net Unrealized Depreciation	(929,889)
Accumulated Net Realized Loss	(327,578,405)

Net Assets	$965,150,287

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $376,485,986 and 25,649,625 shares of beneficial interest issued and outstanding)	$14.68
Maximum sales charge (5.75%* of offering price)	0.90

Maximum offering price to public	$15.58

Class B Shares:
Net asset value and offering price per share (Based on net assets of $30,784,154 and 2,118,153 shares of beneficial interest issued and outstanding)	$14.53

Class C Shares:
Net asset value and offering price per share (Based on net assets of $19,765,101 and 1,358,136 shares of beneficial interest issued and outstanding)	$14.55

Class I Shares:
Net asset value and offering price per share (Based on net assets of $536,983,079 and 36,486,798 shares of beneficial interest issued and outstanding)	$14.72

Class R Shares:
Net asset value and offering price per share (Based on net assets of $1,131,967 and 77,570 shares of beneficial interest issued and outstanding)	$14.59

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $1,864,174)	$19,119,345
Interest	50,856

Total Income	19,170,201

Expenses:
Investment Advisory Fee	5,536,434
Transfer Agent Fees	1,847,453
Distribution (12b-1) and Service Fees
Class A	902,921
Class B	290,014
Class C	192,275
Class R	3,102
Reports to Shareholders	353,584
Custody	226,067
Accounting and Administrative Expenses	170,172
Professional Fees	139,454
Registration Fees	82,287
Trustees’ Fees and Related Expenses	61,498
Other	38,377

Total Expenses	9,843,638
Less Credits Earned on Cash Balances	804

Net Expenses	9,842,834

Net Investment Income	$9,327,367

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(290,849,159)
Foreign Currency Transactions	(245,961)

Net Realized Loss	(291,095,120)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(64,115,573)

End of the Period:
Investments (Includes capital gain tax of $(165,633))	(959,672)
Foreign Currency Translation	29,783

(929,889)

Net Unrealized Appreciation During the Period	63,185,684

Net Realized and Unrealized Loss	$(227,909,436)

Net Decrease in Net Assets From Operations	$(218,582,069)

18
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$9,327,367	$19,918,608
Net Realized Loss	(291,095,120)	(31,821,881)
Net Unrealized Appreciation/Depreciation During the Period	63,185,684	(162,000,239)

Change in Net Assets from Operations	(218,582,069)	(173,903,512)

Distributions from Net Investment Income:
Class A Shares	(10,132,930)	(2,885,531)
Class B Shares	(454,198)	-0-
Class C Shares	(279,008)	(35,167)
Class I Shares	(9,402,472)	(1,406,653)
Class R Shares	(14,216)	(1,253)

	(20,282,824)	(4,328,604)

Distributions from Net Realized Gain:
Class A Shares	-0-	(6,580,836)
Class B Shares	-0-	(561,699)
Class C Shares	-0-	(403,887)
Class I Shares	-0-	(2,382,524)
Class R Shares	-0-	(3,168)

	-0-	(9,932,114)

Total Distributions	(20,282,824)	(14,260,718)

Net Change in Net Assets from Investment Activities	(238,864,893)	(188,164,230)

From Capital Transactions:
Proceeds from Shares Sold	478,175,914	608,358,550
Net Asset Value of Shares Issued Through Dividend Reinvestment	15,524,811	12,369,198
Cost of Shares Repurchased	(335,305,486)	(225,498,164)

Net Change in Net Assets from Capital Transactions	158,395,239	395,229,584

Total Increase/Decrease in Net Assets	(80,469,654)	207,065,354
Net Assets:
Beginning of the Period	1,045,619,941	838,554,587

End of the Period (Including accumulated undistributed net investment income of $8,459,546 and $19,660,285, respectively)	$965,150,287	$1,045,619,941

19
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				December 19, 2005
				(Commencement of
	Year Ended August 31,			Operations) to
Class A Shares	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$19.28	$22.77	$18.77	$16.47

Net Investment Income (a)	0.14	0.43	0.18	0.15
Net Realized and Unrealized Gain/Loss	(4.40)	(3.59)	3.88	2.15

Total from Investment Operations	(4.26)	(3.16)	4.06	2.30

Less:
Distributions from Net Investment Income	0.34	0.10	0.06	-0-
Distributions from Net Realized Gain	-0-	0.23	-0-	-0-

Total Distributions	0.34	0.33	0.06	-0-

Net Asset Value, End of the Period	$14.68	$19.28	$22.77	$18.77

Total Return* (b)	–21.59%	–14.17%	21.65%	13.96% **
Net Assets at End of the Period (In millions)	$376.5	$638.6	$583.0	$209.4
Ratio of Expenses to Average Net Assets* (c)	1.39%	1.26%	1.31%	1.52%
Ratio of Net Investment Income to Average Net Assets*	1.14%	1.93%	0.82%	1.22%
Portfolio Turnover	45%	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	1.80%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	0.94%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A=Not Applicable.

20
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				December 19, 2005
				(Commencement of
	Year Ended August 31,			Operations) to
Class B Shares	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$18.99	$22.52	$18.68	$16.47

Net Investment Income (a)	0.05	0.25	0.01	0.05
Net Realized and Unrealized Gain/Loss	(4.32)	(3.55)	3.86	2.16

Total from Investment Operations	(4.27)	(3.30)	3.87	2.21

Less:
Distributions from Net Investment Income	0.19	-0-	0.03	-0-
Distributions from Net Realized Gain	-0-	0.23	-0-	-0-

Total Distributions	0.19	0.23	0.03	-0-

Net Asset Value, End of the Period	$14.53	$18.99	$22.52	$18.68

Total Return* (b)	–22.25%	–14.82%	20.73%	13.42% **
Net Assets at End of the Period (In millions)	$30.8	$51.0	$49.8	$18.5
Ratio of Expenses to Average Net Assets* (c)	2.15%	2.01%	2.07%	2.27%
Ratio of Net Investment Income to Average Net Assets*	0.39%	1.15%	0.05%	0.43%
Portfolio Turnover	45%	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	2.53%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	0.17%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable.

21
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					December 19, 2005
					(Commencement of
	Year Ended August 31,				Operations) to
Class C Shares	2009		2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$18.99		$22.53	$18.68	$16.47

Net Investment Income (a)	0.05		0.25	0.02	0.05
Net Realized and Unrealized Gain/Loss	(4.32)		(3.54)	3.86	2.16

Total from Investment Operations	(4.27)		(3.29)	3.88	2.21

Less:
Distributions from Net Investment Income	0.17		0.02	0.03	-0-
Distributions from Net Realized Gain	-0-		0.23	-0-	-0-

Total Distributions	0.17		0.25	0.03	-0-

Net Asset Value, End of the Period	$14.55		$18.99	$22.53	$18.68

Total Return* (b)	–22.20%	(d)	–14.83%	20.77%	13.42% **
Net Assets at End of the Period (In millions)	$19.8		$37.4	$32.0	$9.8
Ratio of Expenses to Average Net Assets* (c)	2.14%	(d)	2.01%	2.06%	2.27%
Ratio of Net Investment Income to Average Net Assets*	0.37%	(d)	1.16%	0.10%	0.42%
Portfolio Turnover	45%		38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A	N/A	2.51%
Ratio of Net Investment Income to Average Net Assets	N/A		N/A	N/A	0.19%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflects actual 12b-1 fees of less than 1% (See footnote 6).

N/A = Not Applicable.

22
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					November 1, 2005		Year Ended
	Year Ended August 31,				to August 31,		October 31,
Class I Shares	2009	2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$19.36	$22.85	$18.80		$15.36		$12.57

Net Investment Income	0.19 (a)	0.49 (a)	0.23	(a)	0.16	(a)	0.13
Net Realized and Unrealized Gain/Loss	(4.45)	(3.62)	3.89		3.33		2.66

Total from Investment Operations	(4.26)	(3.13)	4.12		3.49		2.79

Less:
Distributions from Net Investment Income	0.38	0.13	0.07		0.05		-0-
Distributions from Net Realized Gain	-0-	0.23	-0-		-0-		-0-

Total Distributions	0.38	0.36	0.07		0.05		-0-

Net Asset Value, End of the Period	$14.72	$19.36	$22.85		$18.80		$15.36

Total Return* (b)	–21.42%	–13.95%	21.95%		22.68%	**	22.20%
Net Assets at End of the Period (In millions)	$537.0	$317.9	$173.5		$46.8		$18.3
Ratio of Expenses to Average Net Assets* (c)	1.15%	1.01%	1.06%		1.27%		1.25%
Ratio of Net Investment Income to Average Net Assets*	1.53%	2.20%	1.05%		1.14%		0.64%
Portfolio Turnover	45%	38%	21%		14%	**	17%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A		1.89%		2.37%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	N/A		0.52%		(0.48% )

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable.

23
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			March 20, 2007
			(Commencement
	Year Ended August 31,		of Operations) to
Class R Shares	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$19.21	$22.74	$21.30

Net Investment Income (a)	0.12	0.33	0.05
Net Realized and Unrealized Gain/Loss	(4.41)	(3.54)	1.39

Total from Investment Operations	(4.29)	(3.21)	1.44

Less:
Distributions from Net Investment Income	0.33	0.09	-0-
Distributions from Net Realized Gain	-0-	0.23	-0-

Total Distributions	0.33	0.32	-0-

Net Asset Value, End of the Period	$14.59	$19.21	$22.74

Total Return (b)	–21.84%	–14.36%	6.76% *
Net Assets at End of the Period (In millions)	$1.1	$0.7	$0.3
Ratio of Expenses to Average Net Assets	1.64%	1.52%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.50%	0.53%
Portfolio Turnover	45%	38%	21%

*	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24
See Notes to Financial Statements

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen International Growth Fund (the “Fund”), is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. The Class I Shares of the Fund commenced operations on December 16, 2005. Pursuant to an agreement and plan of reorganization between the Fund and 1838 International Equity Fund, at the close of business on December 16, 2005, the Fund acquired substantially all of the net assets of the 1838 International Equity Fund in exchange for Class I Shares of the Fund through a tax-free exchange under Section 368 of the Internal Revenue Code. As a result of the reorganization, Class I Shares of the Fund became the accounting successor of the 1838 International Equity Fund and the fiscal year end changed from October 31 to August 31. The 1838 International Equity Fund commenced operations on August 3, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

25

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or

26

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $67,545,833, which will expire on August 31, 2017.
At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$974,645,711

Gross tax unrealized appreciation	$112,388,856
Gross tax unrealized depreciation	(124,572,413)

Net tax unrealized depreciation on investments	$(12,183,557)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$20,282,824	$6,198,095
Long-term capital gain	-0-	9,930,449

	$20,282,824	$16,128,544

Permanent differences, primarily due to the reclassification of currency gains and losses to income, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(245,282)	$261,666	$(16,384)

27

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,434,042

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $255,584,341, which are not recognized for tax-purposes until the first day of the following fiscal year.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

H. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $804 as a result of credits earned on cash balances.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 8, there are no material events or transactions, that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.75%
Over $1 billion	0.70%

For the year ended August 31, 2009, the Fund recognized expenses of approximately $48,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO

28

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $109,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $284,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $44,500 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $180,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $111,800. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	6,247,420	$77,237,345	14,132,631	$319,032,353
Class B	409,092	5,050,383	1,167,335	26,213,986
Class C	273,896	3,415,685	994,114	22,568,038
Class I	30,499,933	391,820,197	10,858,107	239,976,500
Class R	53,038	652,304	27,035	567,673

Total Sales	37,483,379	$478,175,914	27,179,222	$608,358,550

29

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Dividend Reinvestment:
Class A	835,473	$9,407,433	371,931	$8,822,191
Class B	38,983	437,001	22,922	538,660
Class C	20,858	234,241	15,055	353,641
Class I	482,119	5,433,477	111,512	2,651,761
Class R	1,129	12,659	124	2,945

Total Dividend Reinvestment	1,378,562	$15,524,811	521,544	$12,369,198

Repurchases:
Class A	(14,561,924)	$(179,398,561)	(6,977,658)	$(152,828,062)
Class B	(1,016,019)	(12,355,029)	(713,289)	(15,501,465)
Class C	(904,029)	(11,304,957)	(461,186)	(9,828,365)
Class I	(10,911,500)	(132,070,106)	(2,145,250)	(47,283,839)
Class R	(15,181)	(176,833)	(2,558)	(56,433)

Total Repurchases	(27,408,653)	$(335,305,486)	(10,299,941)	$(225,498,164)

4. Redemption Fee
The Fund will assess a 2% redemption fee on proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $27,000, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $501,504,043 and $340,102,372, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $422,000 and $700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

30

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

31

Van Kampen International Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen International Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended and for the period from November 1, 2005 through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended October 31, 2005 were audited by other auditors whose report dated December 6, 2005 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Growth Fund of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended and for the period from November 1, 2005 through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

32

Van Kampen International Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. The Fund intends to pass through foreign tax credits of $1,603,651 and has derived net income from sources within foreign countries amounting to $17,732,303. Certain ordinary dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $18,696,639 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen International Growth Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

34

Van Kampen International Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2005	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

35

Van Kampen International Growth Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

36

Van Kampen International Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen International Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

38

Van Kampen International Growth Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

39

Van Kampen International Growth Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

40

Van Kampen International Growth Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

41

Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

34, 134, 234, 634, 334
IGFANN 10/09
IU09-04382P-Y08/09

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen Equity Premium Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity Premium Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the CBOE BXM Index, the S&P 500® Index and the Blended Index (75% CBOE BXM Index/25% S&P 500® Index) from 6/30/06 (first month-end after inception) through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/26/06		since 6/26/06		since 6/26/06		since 6/26/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–3.20%	–4.99%	–3.90%	–4.52%	–3.89%	–3.89%	–2.97%

1-year	–13.90	–18.83	–14.47	–18.51	–14.47	–15.28	–13.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The CBOE S&P 500® BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. BXM is a passive total return index based on (1) buying an S&P 500 index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

During the second half of 2008 and early part of 2009, depository institution failures continued to drive the markets lower. Congress enacted the Troubled Asset Relief Program (TARP) at the request of the U.S. Treasury to inject massive quantities of capital in companies deemed to be systemically critical to the proper functioning of the financial markets. Globally, governments enacted stimulus packages that increased infrastructure spending and tried to encourage consumer consumption. Central banks were aggressively injecting liquidity into the economy to combat a severe recession and possibly a deflationary environment.

March 2009 was an inflection point in the markets. A trickling of positive news collectively helped lift the markets higher, beginning with Citigroup’s announcement on March 10 that it had realized a profit year-to-date, and the Treasury Secretary’s statement that the administration would do what was necessary to support the U.S. economy. On March 12, Bank of America repeated Citigroup’s message that it had been profitable so far in 2009. On March 14, the G20 (The Group of Twenty Finance Ministers and Central Bank Governors) agreed to double the size of International Monetary Fund funds. On March 18, the Federal Reserve announced it would buy $300 billion in U.S. Treasuries. On March 23, the Treasury Secretary spelled out the details of its plan to buy toxic assets from banks. Positive news continued to buoy investor sentiment through period end.

Until March 10, investors were imagining the worst. The succession of good news turned investors’ attention to buying the cheap, beaten down stocks because they believed the stocks were “too cheap” as risk aversion began to abate. Some analysts argue that most of the upturn was due to panicked short covering (wherein short sellers purchase securities to close short positions in attempt to profit from a potentially rising stock price), and that the real money remained on the sidelines. Nonetheless, by the end of August, the S&P 500® Index had rallied 52.55 percent from its March 9 low, and there were signs of genuine pickup in global economic activity.

Performance Analysis

All share classes of Van Kampen Equity Premium Income Fund outperformed the CBOE BXM (the “Index”), the S&P 500® Index and the 75% CBOE BXM Index/25% S&P 500® Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

75%
CBOE BXM
				CBOE		Index/25%
				BXM	S&P 500®	S&P 500®
Class A	Class B	Class C	Class I	Index	Index	Index

–13.90%	–14.47%	–14.47%	–13.63%	–14.93%	–18.25%	–15.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s outperformance during the period relative to the Index was attributable to both the options portfolio and the underlying stock portfolio. We remained active with the options portfolio, employing several strategies to manage risk and return in the portfolio. First, we used an option hedging strategy called delta hedging that seeks to reduce the losses of written call options during market rallies. We also rolled the options to higher strike prices, which can help reduce the losses realized on a written call option if the market rises and remains at an elevated level relative to the option’s strike price on option expiration. Finally, during market declines, we utilized beta matching, a strategy which brings the beta of the fund in-line with that of the Index to avoid excess market exposure relative to the Index.

Within the underlying stock portfolio, stock selection was the dominant cause of the outperformance. Contributors to relative performance were superior stock selection primarily in the consumer discretionary, consumer staples, financials, and health care sectors. However, stock selection in energy detracted from relative performance for the period.

Market Outlook

There is prevailing concern over the lack of lending by banks. Martin Feldstein, head of National Bureau of Economic Research, recently remarked that the Treasury had the right idea with the Public-Private Investment Program (PPIP), but failed in its implementation. He argued that they need to do it again, and do it right. Interestingly, Sweden’s central bank lowered its deposit rate to -25 basis points in July to spur lending by banks. Other central banks are watching the experiment closely. An imbalance has developed due to corporations’ aggressive lowering of inventories as manufacturing orders have picked up (mainly due to government stimulus programs). Given this imbalance, the short-term trend for the economy and markets is up, but its sustainability is in question once the stimulus programs end. The small and mid-sized companies in the U.S. employ about 80 percent of the workforce. If credit availability for this group does not improve, there likely will be a wave of consolidation to remove excess capacity from the system, which may result in structurally higher unemployment for a longer period. In our view, although this will improve corporate pricing power and revenues, the higher cost of capital will lower price-to-earnings multiples, and lower consumer demand will lead to lower trend gross domestic product growth for some time.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

For the fiscal year ended August 31, 2009, we have determined that a portion of the Fund’s total distributions will be characterized as a return of capital for federal income tax purposes. A return of capital occurs when the aggregate amount of the Fund’s distributions exceed the Fund’s aggregate earnings and profits during its fiscal year. It is determined, at the end of the fiscal year, whether all, or a portion of the Fund’s distributions should be characterized as a return of capital.

When a return of capital occurs, some of the money an investor invested in the Fund is returned to the investor. Such return of capital distributions may decrease the Fund’s assets and may increase the Fund’s expense ratios. For Federal income tax purposes, returns of capital distributions are reported on Form 1099DIV. Information regarding return of capital is included in the financial statements of this report, and can also be found on www.vankampen.com.

Moreover, given past and current market conditions, we believe there is a strong likelihood that substantially all, if not all, of the distributions for fiscal year ended August 31, 2010 may be characterized as return of capital. The final characterization of such distributions will be determined at the fiscal year end of August 2010.

Top 10 Holdings as of 8/31/09 (Unaudited)

Exxon Mobil Corp.	3.7%
AT&T, Inc.	2.4
IBM Corp.	2.2
Merck & Co., Inc.	2.2
Apple, Inc.	2.2
Microsoft Corp.	2.0
Cisco Systems, Inc.	1.9
Intel Corp.	1.7
Hewlett-Packard Co.	1.7
Procter & Gamble Co.	1.6

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Computer Hardware	6.6%
Integrated Oil & Gas	6.6
Pharmaceuticals	6.1
Aerospace & Defense	4.5
Household Products	3.6
Communications Equipment	3.6
Systems Software	3.2
Integrated Telecommunication Services	3.2
Other Diversified Financial Services	3.1
Semiconductors	2.6
Oil & Gas Exploration & Production	2.3
Construction & Farm Machinery & Heavy Trucks	2.2
Electric Utilities	2.1
Property & Casualty Insurance	2.0
Health Care Services	1.8
Soft Drinks	1.8
Asset Management & Custody Banks	1.7
Diversified Metals & Mining	1.7
Tobacco	1.6
Railroads	1.5
Diversified Banks	1.5
Department Stores	1.4
Health Care Equipment	1.4
Managed Health Care	1.4
Biotechnology	1.4
Food Retail	1.3
Investment Banking & Brokerage	1.3
Internet Software & Services	1.2
Packaged Foods & Meats	1.2
Life Sciences Tools & Services	1.2
Oil & Gas Equipment & Services	1.2
Hypermarkets & Super Centers	1.2
Drug Retail	1.1
Apparel, Accessories & Luxury Goods	1.1
Industrial Conglomerates	1.1
Multi-Line Insurance	0.9
Oil & Gas Storage & Transportation	0.9
Application Software	0.9
Life & Health Insurance	0.9
(continued on next page)

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)
(continued from previous page)

Gas Utilities	0.8%
Specialized Finance	0.8
Fertilizers & Agricultural Chemicals	0.8
Insurance Brokers	0.8
Movies & Entertainment	0.7
Consumer Finance	0.7
Broadcasting & Cable TV	0.7
Thrifts & Mortgage Finance	0.7
Diversified Chemicals	0.6
Internet Retail	0.6
Home Furnishings	0.6
Restaurants	0.6
Oil & Gas Drilling	0.6
Steel	0.5
Independent Power Producers & Energy Traders	0.5
Footwear	0.5
Hotels, Resorts & Cruise Lines	0.5
Health Care Distributors	0.5
Oil & Gas Refining & Marketing	0.4
Human Resource & Employment Services	0.4
Retail REIT’s	0.4
Computer & Electronics Retail	0.4
Residential REIT’s	0.4
Household Appliances	0.3
Apparel Retail	0.3
Wireless Telecommunication Services	0.3
Brewers	0.2
Construction & Engineering	0.2
Electrical Components & Equipment	0.2
Semiconductor Equipment	0.2
Casinos & Gaming	0.2
Specialized REIT’s	0.2
Publishing	0.2
Auto Parts & Equipment	0.2
Aluminum	0.1
Computer Storage & Peripherals	0.1
Airlines	0.1
Trucking	0.1
Industrial REIT’s	0.1
IT Consulting & Other Services	0.1
Specialty Stores	0.1
Personal Products	0.1
Regional Banks	0.1
Consumer Electronics	0.1
Home Entertainment Software	0.0	*
Broadcasting—Diversified	0.0	*
Health Care Supplies	0.0	*
Agricultural Products	0.0	*
Electronic Equipment Manufacturers	0.0	*
Industrial Machinery	0.0	*
(continued on next page)

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)
(continued from previous page)

Real Estate Management & Development	0.0	%*
Data Processing & Outsourced Services	0.0	*
Air Freight & Logistics	0.0	*
Commodity Chemicals	0.0	*

Total Investments	101.4
Liabilities in Excess of Other Assets	(0.5)
Written Options	(0.9)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,394.19	$7.48
Hypothetical	1,000.00	1,018.95	6.31
(5% annual return before expenses)

Class B
Actual	1,000.00	1,390.59	11.99
Hypothetical	1,000.00	1,015.17	10.11
(5% annual return before expenses)

Class C
Actual	1,000.00	1,390.57	11.99
Hypothetical	1,000.00	1,015.17	10.11
(5% annual return before expenses)

Class I
Actual	1,000.00	1,396.23	5.98
Hypothetical	1,000.00	1,020.21	5.04
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.99%, 1.99% and 0.99% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 101.4%
Aerospace & Defense 4.5%
BE Aerospace, Inc. (a)	31,459	$538,893
Boeing Co.	28,752	1,428,112
General Dynamics Corp.	23,408	1,385,519
Honeywell International, Inc.	42,479	1,561,528
L-3 Communications Holdings, Inc.	14,449	1,075,006
Lockheed Martin Corp.	16,752	1,256,065
Northrop Grumman Corp.	16,406	800,777
Precision Castparts Corp.	11,274	1,029,091
Raytheon Co.	6,036	284,778

		9,359,769

Agricultural Products 0.0%
Archer-Daniels-Midland Co.	1,105	31,857

Air Freight & Logistics 0.0%
UTI Worldwide, Inc. (British Virgin Islands) (a)	170	2,184

Airlines 0.1%
AMR Corp. (a)	26,955	147,174
Continental Airlines, Inc., Class B (a)	3,032	40,235
US Airways Group, Inc. (a)	20,742	70,523

		257,932

Aluminum 0.1%
Alcoa, Inc.	25,589	308,347

Apparel, Accessories & Luxury Goods 1.1%
Jones Apparel Group, Inc.	19,599	305,548
Liz Claiborne, Inc.	15,004	63,767
Polo Ralph Lauren Corp., Class A	14,073	934,166
VF Corp.	14,874	1,034,636

		2,338,117

Apparel Retail 0.3%
Chico’s FAS, Inc. (a)	440	5,601
Coldwater Creek, Inc. (a)	47,890	356,302
Guess?, Inc.	8,063	282,527
Urban Outfitters, Inc. (a)	226	6,425

		650,855

Application Software 0.9%
Adobe Systems, Inc. (a)	11,794	370,568
Autodesk, Inc. (a)	44,679	1,046,829
Salesforce.com, Inc. (a)	9,245	479,538

		1,896,935

Asset Management & Custody Banks 1.7%
Bank of New York Mellon Corp.	35,810	1,060,334
Northern Trust Corp.	7,136	417,170

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Asset Management & Custody Banks (Continued)
State Street Corp.	14,475	$759,648
T. Rowe Price Group, Inc.	29,655	1,343,965

		3,581,117

Auto Parts & Equipment 0.2%
Autoliv, Inc.	9,967	319,642

Biotechnology 1.4%
Amgen, Inc. (a)	17,779	1,062,118
Celgene Corp. (a)	4,400	229,548
Genzyme Corp. (a)	7,100	395,541
Gilead Sciences, Inc. (a)	25,903	1,167,189

		2,854,396

Brewers 0.2%
Molson Coors Brewing Co., Class B	10,405	492,989

Broadcasting & Cable TV 0.7%
Comcast Corp., Class A	93,114	1,426,506

Broadcasting—Diversified 0.0%
Time Warner Cable, Inc.	2,488	91,857

Casinos & Gaming 0.2%
Las Vegas Sands Corp. (a)	2,944	41,981
Penn National Gaming, Inc. (a)	7,122	208,034
Wynn Resorts Ltd. (a)	2,748	148,749

		398,764

Commodity Chemicals 0.0%
Tronox, Inc., Class B (a)	1,011	121

Communications Equipment 3.6%
Ciena Corp. (a)	33,903	454,300
Cisco Systems, Inc. (a)	185,942	4,016,347
Corning, Inc.	16,786	253,133
Motorola, Inc.	222,251	1,595,762
QUALCOMM, Inc.	24,599	1,141,886

		7,461,428

Computer & Electronics Retail 0.4%
GameStop Corp., Class A (a)	33,856	805,773

Computer Hardware 6.6%
Apple, Inc. (a)	27,032	4,547,053
Dell, Inc. (a)	62,651	991,766
Hewlett-Packard Co.	79,625	3,574,366
IBM Corp.	39,445	4,656,482

		13,769,667

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Computer Storage & Peripherals 0.1%
EMC Corp. (a)	774	$12,307
NetApp, Inc. (a)	12,756	290,199

		302,506

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	9,626	423,351

Construction & Farm Machinery & Heavy Trucks 2.2%
AGCO Corp. (a)	25,771	805,086
Deere & Co.	56,953	2,483,151
Joy Global, Inc.	32,622	1,267,364
Manitowoc Co., Inc.	6,703	44,508

		4,600,109

Consumer Electronics 0.1%
Garmin Ltd. (Cayman Islands)	3,205	105,348

Consumer Finance 0.7%
American Express Co.	43,561	1,473,233
First Marblehead Corp. (a)	28,522	75,298

		1,548,531

Data Processing & Outsourced Services 0.0%
Automatic Data Processing, Inc.	67	2,569

Department Stores 1.4%
J.C. Penney Co., Inc.	49,212	1,478,329
Macy’s, Inc.	80,710	1,252,619
Nordstrom, Inc.	8,728	244,733

		2,975,681

Diversified Banks 1.5%
U.S. Bancorp	62,044	1,403,435
Wells Fargo & Co.	61,235	1,685,187

		3,088,622

Diversified Chemicals 0.6%
Eastman Chemical Co.	8,908	464,641
FMC Corp.	17,156	818,341

		1,282,982

Diversified Metals & Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc.	15,889	1,000,689
Peabody Energy Corp.	26,500	866,020
Rio Tinto PLC—ADR (United Kingdom)	4,204	652,293
Southern Copper Corp.	36,600	1,034,316

		3,553,318

Drug Retail 1.1%
CVS Caremark Corp.	39,614	1,486,317
Walgreen Co.	26,712	905,003

		2,391,320

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Electric Utilities 2.1%
Edison International	12,202	$407,669
Entergy Corp.	6,047	477,713
Exelon Corp.	34,583	1,729,842
FPL Group, Inc.	12,194	685,059
PPL Corp.	10,846	318,872
Southern Co.	24,014	749,237

		4,368,392

Electrical Components & Equipment 0.2%
General Cable Corp. (a)	10,124	357,175
SunPower Corp., Class A (a)	2,418	61,296

		418,471

Electronic Equipment Manufacturers 0.0%
Amphenol Corp., Class A	402	14,054
Mettler-Toledo International, Inc. (a)	39	3,409

		17,463

Fertilizers & Agricultural Chemicals 0.8%
Monsanto Co.	20,260	1,699,409

Food Retail 1.3%
Safeway, Inc.	32,949	627,678
SUPERVALU, Inc.	149,346	2,143,115
Whole Foods Market, Inc. (a)	1,257	36,554

		2,807,347

Footwear 0.5%
Crocs, Inc. (a)	7,665	48,673
NIKE, Inc., Class B	18,490	1,024,161

		1,072,834

Gas Utilities 0.8%
Energen Corp.	19,310	810,827
Questar Corp.	27,777	937,751

		1,748,578

Health Care Distributors 0.5%
McKesson Corp.	17,400	989,364

Health Care Equipment 1.4%
Covidien PLC (Ireland)	300	11,871
Hologic, Inc. (a)	57,812	951,008
Medtronic, Inc.	20,000	766,000
Stryker Corp.	30,072	1,246,785

		2,975,664

Health Care Services 1.8%
DaVita, Inc. (a)	21,015	1,086,686
Express Scripts, Inc. (a)	33,459	2,416,409
Medco Health Solutions, Inc. (a)	857	47,323
Quest Diagnostics, Inc.	3,218	173,643

		3,724,061

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Health Care Supplies 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. (rights, expiring 12/31/10) (a)	30,815	$19,105
Inverness Medical Innovations, Inc. (a)	633	22,535

		41,640

Home Entertainment Software 0.0%
Electronic Arts, Inc. (a)	5,419	98,734

Home Furnishings 0.6%
Tempur-Pedic International, Inc. (a)	81,256	1,202,589

Hotels, Resorts & Cruise Lines 0.5%
Wyndham Worldwide Corp.	66,885	1,013,308

Household Appliances 0.3%
Whirlpool Corp.	10,662	684,607

Household Products 3.6%
Clorox Co.	275	16,250
Colgate-Palmolive Co.	9,800	712,460
Energizer Holdings, Inc. (a)	12,685	829,980
Kimberly-Clark Corp.	43,907	2,654,617
Procter & Gamble Co.	61,400	3,322,354

		7,535,661

Human Resource & Employment Services 0.4%
Manpower, Inc.	14,382	743,549
Monster Worldwide, Inc. (a)	6,432	104,327

		847,876

Hypermarkets & Super Centers 1.2%
Wal-Mart Stores, Inc.	47,900	2,436,673

Independent Power Producers & Energy Traders 0.5%
AES Corp. (a)	79,340	1,084,578

Industrial Conglomerates 1.1%
General Electric Co.	158,581	2,204,276

Industrial Machinery 0.0%
Parker Hannifin Corp.	357	17,372

Industrial REIT’s 0.1%
ProLogis	18,941	210,624

Insurance Brokers 0.8%
Aon Corp.	18,407	768,676
Marsh & McLennan Cos., Inc.	34,900	821,546

		1,590,222

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Integrated Oil & Gas 6.6%
Chevron Corp.	42,654	$2,983,221
ConocoPhillips	57,277	2,579,183
Exxon Mobil Corp.	111,439	7,706,007
Hess Corp.	284	14,368
Marathon Oil Corp.	305	9,415
Occidental Petroleum Corp.	5,022	367,108

		13,659,302

Integrated Telecommunication Services 3.2%
AT&T, Inc.	190,487	4,962,186
Verizon Communications, Inc.	51,789	1,607,531

		6,569,717

Internet Retail 0.6%
Expedia, Inc. (a)	52,952	1,220,544

Internet Software & Services 1.2%
Akamai Technologies, Inc. (a)	8,933	157,578
eBay, Inc. (a)	23,706	524,851
Google, Inc., Class A (a)	3,551	1,639,390
WebMD Health Corp., Class A (a)	8,001	263,153

		2,584,972

Investment Banking & Brokerage 1.3%
Charles Schwab Corp.	24,491	442,308
E*TRADE Financial Corp. (a)	143,149	251,942
Goldman Sachs Group, Inc.	11,807	1,953,586

		2,647,836

IT Consulting & Other Services 0.1%
Cognizant Technology Solutions Corp., Class A (a)	4,652	162,262

Life & Health Insurance 0.9%
Aflac, Inc.	14,953	607,391
MetLife, Inc.	20,504	774,231
Principal Financial Group, Inc.	100	2,840
Prudential Financial, Inc.	9,439	477,425

		1,861,887

Life Sciences Tools & Services 1.2%
Life Technologies Corp. (a)	11,544	514,054
Thermo Fisher Scientific, Inc. (a)	43,816	1,980,922

		2,494,976

Managed Health Care 1.4%
Aetna, Inc.	16,502	470,307
CIGNA Corp.	4,975	146,414
Health Net, Inc. (a)	13,925	213,331
Humana, Inc. (a)	27,280	973,896
WellPoint, Inc. (a)	19,881	1,050,711

		2,854,659

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Movies & Entertainment 0.7%
News Corp., Class A	27,851	$298,563
Time Warner, Inc.	9,915	276,728
Walt Disney Co.	37,889	986,629

		1,561,920

Multi-Line Insurance 0.9%
American Financial Group, Inc.	12,000	307,800
American International Group, Inc.	1,603	72,664
Hartford Financial Services Group, Inc.	28,012	664,444
Loews Corp.	25,705	877,826

		1,922,734

Oil & Gas Drilling 0.6%
Nabors Industries Ltd. (Bermuda) (a)	37,497	662,947
Patterson—UTI Energy, Inc.	36,856	489,816
Pride International, Inc. (a)	107	2,759
Seahawk Drilling, Inc. (a)	7	156
Transocean Ltd. (Switzerland) (a)	287	21,766

		1,177,444

Oil & Gas Equipment & Services 1.2%
Halliburton Co.	27,740	657,716
Helix Energy Solutions Group, Inc. (a)	7,839	91,716
National-Oilwell Varco, Inc. (a)	653	23,737
Schlumberger Ltd. (Netherlands Antilles)	25,056	1,408,147
Superior Energy Services, Inc. (a)	15,932	290,440

		2,471,756

Oil & Gas Exploration & Production 2.3%
Anadarko Petroleum Corp.	23,445	1,239,537
Apache Corp.	14,500	1,231,775
Devon Energy Corp.	18,800	1,153,944
XTO Energy, Inc.	29,000	1,119,400

		4,744,656

Oil & Gas Refining & Marketing 0.4%
Frontier Oil Corp.	81	1,039
Valero Energy Corp.	47,320	886,777

		887,816

Oil & Gas Storage & Transportation 0.9%
Overseas Shipholding Group, Inc.	121	4,280
Spectra Energy Corp.	55,148	1,037,885
Williams Cos., Inc.	53,100	872,964

		1,915,129

Other Diversified Financial Services 3.1%
Bank of America Corp.	184,044	3,237,334
Citigroup, Inc.	83,485	417,425
JPMorgan Chase & Co.	64,579	2,806,603

		6,461,362

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 1.2%
ConAgra Foods, Inc.	3,141	$64,485
Kraft Foods, Inc., Class A	66,039	1,872,206
Tyson Foods, Inc., Class A	51,485	617,305

		2,553,996

Personal Products 0.1%
Bare Escentuals, Inc. (a)	12,818	118,951

Pharmaceuticals 6.1%
Abbott Laboratories	8,700	393,501
Bristol-Myers Squibb Co.	61,188	1,354,090
Johnson & Johnson	40,851	2,469,034
Merck & Co., Inc.	140,362	4,551,940
Pfizer, Inc.	37,258	622,209
Schering-Plough Corp.	83,028	2,339,729
Wyeth	22,729	1,087,583

		12,818,086

Property & Casualty Insurance 2.0%
ACE Ltd. (Switzerland)	7,405	386,393
Allstate Corp.	36,118	1,061,508
Ambac Financial Group, Inc.	47,721	83,989
Chubb Corp.	911	44,994
CNA Financial Corp. (a)	51,333	1,256,119
MBIA, Inc. (a)	15,908	106,902
Progressive Corp. (a)	25,269	417,444
Travelers Cos., Inc.	18,182	916,736

		4,274,085

Publishing 0.2%
Meredith Corp.	12,024	332,824

Railroads 1.5%
Burlington Northern Santa Fe Corp.	13,928	1,156,303
CSX Corp.	33,371	1,418,267
Union Pacific Corp.	9,442	564,726

		3,139,296

Real Estate Management & Development 0.0%
Jones Lang LaSalle, Inc.	366	17,158

Regional Banks 0.1%
PNC Financial Services Group, Inc.	2,735	116,484

Residential REIT’s 0.4%
AvalonBay Communities, Inc.	4,895	315,385
Equity Residential	15,600	426,036

		741,421

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Restaurants 0.6%
Burger King Holdings, Inc.	695	$12,461
McDonald’s Corp.	16,406	922,673
Starbucks Corp. (a)	13,534	257,011

		1,192,145

Retail REIT’s 0.4%
Simon Property Group, Inc.	12,907	821,143

Semiconductor Equipment 0.2%
MEMC Electronic Materials, Inc. (a)	25,575	407,921

Semiconductors 2.6%
Integrated Device Technology, Inc. (a)	27,977	191,083
Intel Corp.	176,944	3,595,502
Maxim Integrated Products, Inc.	2,907	54,593
Texas Instruments, Inc.	63,657	1,565,326

		5,406,504

Soft Drinks 1.8%
Coca-Cola Enterprises, Inc.	68,609	1,386,588
Pepsi Bottling Group, Inc.	65,131	2,327,131

		3,713,719

Specialized Finance 0.8%
CME Group, Inc.	1,800	523,872
IntercontinentalExchange, Inc. (a)	5,300	497,140
NASDAQ OMX Group, Inc. (a)	5,653	124,083
NYSE Euronext	20,000	566,800

		1,711,895

Specialized REIT’s 0.2%
Plum Creek Timber Co., Inc.	11,179	338,612

Specialty Stores 0.1%
Office Depot, Inc. (a)	28,194	147,173

Steel 0.5%
Allegheny Technologies, Inc.	9,237	280,528
United States Steel Corp.	19,052	834,096

		1,114,624

Systems Software 3.2%
Microsoft Corp.	169,229	4,171,495
Oracle Corp.	109,495	2,394,656
VMware, Inc., Class A (a)	3,512	124,430

		6,690,581

Thrifts & Mortgage Finance 0.7%
Federal Home Loan Mortgage Corp. (a)	10,165	23,278
Federal National Mortgage Association (a)	58,353	112,621
MGIC Investment Corp. (a)	1,254	10,195
PMI Group, Inc.	24,277	81,085

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Thrifts & Mortgage Finance (Continued)
Radian Group, Inc.	127,465	$1,168,854
Washington Mutual, Inc. (a)	10,496	1,942

		1,397,975

Tobacco 1.6%
Altria Group, Inc.	41,126	751,783
Lorillard, Inc.	125	9,096
Philip Morris International, Inc.	48,448	2,214,558
Reynolds American, Inc.	6,012	274,809

		3,250,246

Trucking 0.1%
Avis Budget Group, Inc. (a)	24,502	238,404

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A (a)	6,093	192,844
NII Holdings, Inc., Class B (a)	6,821	161,726
SBA Communications Corp., Class A (a)	7,004	168,866

		523,436

Total Investments 101.4% (b) (Cost $340,663,011)		211,377,987

Liabilities in Excess of Other Assets (0.5%)		(1,028,530)

Written Options (0.9%)		(1,902,800)

Net Assets 100.0%		$208,446,657

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	The Fund may designate up to 100% of its common stock investments to cover outstanding call options.

ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Written options outstanding as of August 31, 2009:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

Call—S&P 500 Index September 2009	$1,030.00	09/19/09	400	$(800,798)	$(592,000)
Call—S&P 500 Index September 2009	1,035.00	09/19/09	1,130	(1,960,806)	(1,310,800)

			1,530	$(2,761,604)	$(1,902,800)

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Common Stocks
Aerospace & Defense	$9,359,769	$—	$—	$9,359,769
Agricultural Products	31,857	—	—	31,857
Air Freight & Logistics	2,184	—	—	2,184
Airlines	257,932	—	—	257,932
Aluminum	308,347	—	—	308,347
Apparel, Accessories & Luxury Goods	2,338,117	—	—	2,338,117
Apparel Retail	650,855	—	—	650,855
Application Software	1,896,935	—	—	1,896,935
Asset Management & Custody Banks	3,581,117	—	—	3,581,117
Auto Parts & Equipment	319,642	—	—	319,642
Biotechnology	2,854,396	—	—	2,854,396
Brewers	492,989	—	—	492,989
Broadcasting & Cable TV	1,426,506	—	—	1,426,506
Broadcasting—Diversified	91,857	—	—	91,857
Casinos & Gaming	398,764	—	—	398,764
Commodity Chemicals	121	—	—	121
Communications Equipment	7,461,428	—	—	7,461,428
Computer & Electronics Retail	805,773	—	—	805,773
Computer Hardware	13,769,667	—	—	13,769,667
Computer Storage & Peripherals	302,506	—	—	302,506
Construction & Engineering	423,351	—	—	423,351
Construction & Farm Machinery & Heavy Trucks	4,600,109	—	—	4,600,109
Consumer Electronics	105,348	—	—	105,348
Consumer Finance	1,548,531	—	—	1,548,531

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Data Processing & Outsourced Services	$2,569	$—	$—	$2,569
Department Stores	2,975,681	—	—	2,975,681
Diversified Banks	3,088,622	—	—	3,088,622
Diversified Chemicals	1,282,982	—	—	1,282,982
Diversified Metals & Mining	3,553,318	—	—	3,553,318
Drug Retail	2,391,320	—	—	2,391,320
Electric Utilities	4,368,392	—	—	4,368,392
Electrical Components & Equipment	418,471	—	—	418,471
Electronic Equipment Manufacturers	17,463	—	—	17,463
Fertilizers & Agricultural Chemicals	1,699,409	—	—	1,699,409
Food Retail	2,807,347	—	—	2,807,347
Footwear	1,072,834	—	—	1,072,834
Gas Utilities	1,748,578	—	—	1,748,578
Health Care Distributors	989,364	—	—	989,364
Health Care Equipment	2,975,664	—	—	2,975,664
Health Care Services	3,724,061	—	—	3,724,061
Health Care Supplies	41,640	—	—	41,640
Home Entertainment Software	98,734	—	—	98,734
Home Furnishings	1,202,589	—	—	1,202,589
Hotels, Resorts & Cruise Lines	1,013,308	—	—	1,013,308
Household Appliances	684,607	—	—	684,607
Household Products	7,535,661	—	—	7,535,661
Human Resource & Employment Services	847,876	—	—	847,876
Hypermarkets & Super Centers	2,436,673	—	—	2,436,673
Independent Power Producers & Energy Traders	1,084,578	—	—	1,084,578
Industrial Conglomerates	2,204,276	—	—	2,204,276
Industrial Machinery	17,372	—	—	17,372
Industrial REIT’s	210,624	—	—	210,624
Insurance Brokers	1,590,222	—	—	1,590,222
Integrated Oil & Gas	13,659,302	—	—	13,659,302
Integrated Telecommunication Services	6,569,717	—	—	6,569,717
Internet Retail	1,220,544	—	—	1,220,544
Internet Software & Services	2,584,972	—	—	2,584,972
Investment Banking & Brokerage	2,647,836	—	—	2,647,836
IT Consulting & Other Services	162,262	—	—	162,262
Life & Health Insurance	1,861,887	—	—	1,861,887
Life Sciences Tools & Services	2,494,976	—	—	2,494,976
Managed Health Care	2,854,659	—	—	2,854,659
Movies & Entertainment	1,561,920	—	—	1,561,920
Multi-Line Insurance	1,922,734	—	—	1,922,734
Oil & Gas Drilling	1,177,444	—	—	1,177,444
Oil & Gas Equipment & Services	2,471,756	—	—	2,471,756
Oil & Gas Exploration & Production	4,744,656	—	—	4,744,656

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Oil & Gas Refining & Marketing	$887,816	$—	$—	$887,816
Oil & Gas Storage & Transportation	1,915,129	—	—	1,915,129
Other Diversified Financial Services	6,461,362	—	—	6,461,362
Packaged Foods & Meats	2,553,996	—	—	2,553,996
Personal Products	118,951	—	—	118,951
Pharmaceuticals	12,818,086	—	—	12,818,086
Property & Casualty Insurance	4,274,085	—	—	4,274,085
Publishing	332,824	—	—	332,824
Railroads	3,139,296	—	—	3,139,296
Real Estate Management & Development	17,158	—	—	17,158
Regional Banks	116,484	—	—	116,484
Residential REIT’s	741,421	—	—	741,421
Restaurants	1,192,145	—	—	1,192,145
Retail REIT’s	821,143	—	—	821,143
Semiconductor Equipment	407,921	—	—	407,921
Semiconductors	5,406,504	—	—	5,406,504
Soft Drinks	3,713,719	—	—	3,713,719
Specialized Finance	1,711,895	—	—	1,711,895
Specialized REIT’s	338,612	—	—	338,612
Specialty Stores	147,173	—	—	147,173
Steel	1,114,624	—	—	1,114,624
Systems Software	6,690,581	—	—	6,690,581
Thrifts & Mortgage Finance	1,397,975	—	—	1,397,975
Tobacco	3,250,246	—	—	3,250,246
Trucking	238,404	—	—	238,404
Wireless Telecommunication Services	523,436	—	—	523,436

Total Assets	211,377,987	—	—	211,377,987

Liabilities
Written Options	(1,902,800)	—	—	(1,902,800)

Total Liabilities	$(1,902,800)	$—	$—	$(1,902,800)

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $340,663,011)	$211,377,987
Receivables:
Dividends	466,041
Fund Shares Sold	181,665
Other	27,262

Total Assets	212,052,955

Liabilities:
Payables:
Options Written, at value (premiums received of $2,761,604)	1,902,800
Fund Shares Repurchased	564,890
Custodian Bank	506,987
Income and Capital Gains Distributions	157,230
Distributor and Affiliates	128,876
Investment Advisory Fee	75,038
Trustees’ Deferred Compensation and Retirement Plans	45,902
Accrued Expenses	224,575

Total Liabilities	3,606,298

Net Assets	$208,446,657

Net Assets Consist of:
Capital (Par value of $0.001 per share with an unlimited number of shares authorized)	$383,677,210
Accumulated Undistributed Net Investment Income	(205,590)
Accumulated Net Realized Loss	(46,598,743)
Net Unrealized Depreciation	(128,426,220)

Net Assets	$208,446,657

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $112,262,409 and 15,290,997 shares of beneficial interest issued and outstanding)	$7.34
Maximum sales charge (5.75%* of offering price)	0.45

Maximum offering price to public	$7.79

Class B Shares:
Net asset value and offering price per share (Based on net assets of $17,689,612 and 2,441,401 shares of beneficial interest issued and outstanding)	$7.25

Class C Shares:
Net asset value and offering price per share (Based on net assets of $76,882,317 and 10,609,054 shares of beneficial interest issued and outstanding)	$7.25

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,612,319 and 219,195 shares of beneficial interest issued and outstanding)	$7.36

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $240)	$5,266,420
Interest	7,226

Total Income	5,273,646

Expenses:
Investment Advisory Fee	1,571,579
Distribution (12b-1) and Service Fees
Class A	309,930
Class B	172,410
Class C	804,160
Transfer Agent Fees	395,558
Reports to Shareholders	166,153
Professional Fees	91,893
Accounting and Administrative Expenses	90,713
Registration Fees	52,122
Custody	49,985
Trustees’ Fees and Related Expenses	25,112
Other	136,491

Total Expenses	3,866,106
Expense Reduction	356,861
Less Credits Earned on Cash Balances	84

Net Expenses	3,509,161

Net Investment Income	$1,764,485

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(51,515,930)
Written Options	15,035,055
Futures	(1,731,016)

Net Realized Loss	(38,211,891)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(89,377,529)

End of the Period:
Investments	(129,285,024)
Options	858,804

(128,426,220)

Net Unrealized Depreciation During the Period	(39,048,691)

Net Realized and Unrealized Loss	$(77,260,582)

Net Decrease in Net Assets From Operations	$(75,496,097)

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,764,485	$1,289,917
Net Realized Gain/Loss	(38,211,891)	27,012,955
Net Unrealized Depreciation During the Period	(39,048,691)	(79,707,016)

Change in Net Assets from Operations	(75,496,097)	(51,404,144)

Distributions from Net Investment Income:
Class A Shares	(1,525,738)	(1,345,790)
Class B Shares	(82,151)	(23,917)
Class C Shares	(381,251)	(126,209)
Class I Shares	(39,060)	(31,179)

	(2,028,200)	(1,527,095)

Distributions from Net Realized Gain:
Class A Shares	(4,265,305)	(18,706,593)
Class B Shares	(656,365)	(2,030,166)
Class C Shares	(3,033,524)	(10,405,765)
Class I Shares	(104,640)	(287,766)

	(8,059,834)	(31,430,290)

Return of Capital Distributions:
Class A Shares	(1,607,116)	-0-
Class B Shares	(229,849)	-0-
Class C Shares	(1,062,292)	-0-
Class I Shares	(36,642)	-0-

	(2,935,899)	-0-

Total Distributions	(13,023,933)	(32,957,385)

Net Change in Net Assets from Investment Activities	(88,520,030)	(84,361,529)

From Capital Transactions:
Proceeds from Shares Sold	22,052,295	190,843,227
Net Asset Value of Shares Issued Through Dividend Reinvestment	10,730,378	26,233,916
Cost of Shares Repurchased	(133,184,093)	(215,109,231)

Net Change in Net Assets from Capital Transactions	(100,401,420)	1,967,912

Total Decrease in Net Assets	(188,921,450)	(82,393,617)
Net Assets:
Beginning of the Period	397,368,107	479,761,724

End of the Period (Including accumulated undistributed net investment income of $(205,590) and $(53,508), respectively)	$208,446,657	$397,368,107

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				June 26, 2006
				(Commencement of
	Year Ended August 31,			Operations) to
Class A Shares	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$9.06	$10.71	$10.29	$10.00

Net Investment Income (a)	0.07	0.06	0.04	0.01
Net Realized and Unrealized Gain/Loss	(1.39)	(1.02)	1.11	0.36

Total from Investment Operations	(1.32)	(0.96)	1.15	0.37

Less:
Distributions from Net Investment Income	0.06	0.05	0.03	0.01
Distributions from Net Realized Gain	0.25	0.64	0.70	0.07
Return of Capital Distributions	0.09	-0-	-0-	-0-

Total Distributions	0.40	0.69	0.73	0.08

Net Asset Value, End of the Period	$7.34	$9.06	$10.71	$10.29

Total Return* (b)	–13.90%	–9.31%	11.31%	3.75% **
Net Assets at End of the Period (In millions)	$112.3	$230.0	$290.7	$31.2
Ratio of Expenses to Average Net Assets* (c)	1.24%	1.14%	1.25%	1.24%
Ratio of Net Investment Income to Average Net Assets*	1.11%	0.56%	0.40%	1.32%
Portfolio Turnover	13%	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.40%	N/A	1.29%	4.35%
Ratio of Net Investment Income/Loss to Average Net Assets	0.95%	N/A	0.36%	(1.79% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					June 26, 2006
					(Commencement of
	Year Ended August 31,				Operations) to
Class B Shares	2009	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$8.97	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	0.02	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	(1.37)	(1.00)	1.10		0.34

Total from Investment Operations	(1.35)	(1.02)	1.06		0.35

Less:
Distributions from Net Investment Income	0.03	0.01	0.00	(b)	0.00	(b)
Distributions from Net Realized Gain	0.25	0.64	0.70		0.07
Return of Capital Distributions	0.09	-0-	-0-		-0-

Total Distributions	0.37	0.65	0.70		0.07

Net Asset Value, End of the Period	$7.25	$8.97	$10.64		$10.28

Total Return* (c)	–14.47%	–9.93%	10.45%		3.56%	**
Net Assets at End of the Period (In millions)	$17.7	$26.2	$31.8		$5.5
Ratio of Expenses to Average Net Assets* (d)	1.99%	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.36%	(0.19% )	(0.35%	)	0.37%
Portfolio Turnover	13%	80%	73%		26%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.16%	N/A	2.04%		5.10%
Ratio of Net Investment Income/Loss to Average Net Assets	0.19%	N/A	(0.39%	)	(2.74%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable.

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					June 26, 2006
					(Commencement of
	Year Ended August 31,				Operations) to
Class C Shares	2009	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$8.97	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	0.02	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	(1.37)	(1.00)	1.10		0.35

Total from Investment Operations	(1.35)	(1.02)	1.06		0.36

Less:
Distributions from Net Investment Income	0.03	0.01	0.00	(b)	0.01
Distributions from Net Realized Gain	0.25	0.64	0.70		0.07
Return of Capital Distributions	0.09	-0-	-0-		-0-

Total Distributions	0.37	0.65	0.70		0.08

Net Asset Value, End of the Period	$7.25	$8.97	$10.64		$10.28

Total Return* (c)	–14.47%	–9.93%	10.45%		3.57% **
Net Assets at End of the Period (In millions)	$76.9	$137.1	$154.6		$13.0
Ratio of Expenses to Average Net Assets* (d)	1.99%	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.36%	(0.19% )	(0.35%	)	0.46%
Portfolio Turnover	13%	80%	73%		26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.15%	N/A	2.04%		5.10%
Ratio of Net Investment Income/Loss to Average Net Assets	0.20%	N/A	(0.39%	)	(2.65% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				June 26, 2006
				(Commencement of
	Year Ended August 31,			Operations) to
Class I Shares	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$9.07	$10.71	$10.29	$10.00

Net Investment Income (a)	0.10	0.08	0.07	0.02
Net Realized and Unrealized Gain/Loss	(1.40)	(1.01)	1.09	0.35

Total from Investment Operations	(1.30)	(0.93)	1.16	0.37

Less:
Distributions from Net Investment Income	0.07	0.07	0.04	0.01
Distributions from Net Realized Gain	0.25	0.64	0.70	0.07
Return of Capital Distributions	0.09	-0-	-0-	-0-

Total Distributions	0.41	0.71	0.74	0.08

Net Asset Value, End of the Period	$7.36	$9.07	$10.71	$10.29

Total Return* (b)	–13.63%	–9.04%	11.44%	3.77% **
Net Assets at End of the Period (In millions)	$1.6	$4.1	$2.7	$2.7
Ratio of Expenses to Average Net Assets* (c)	0.99%	0.89%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets*	1.51%	0.81%	0.65%	1.33%
Portfolio Turnover	13%	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.12%	N/A	1.04%	4.10%
Ratio of Net Investment Income/Loss to Average Net Assets	1.38%	N/A	0.61%	(1.78% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
The Van Kampen Equity Premium Income Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek current income and its secondary investment objective is to seek long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of U.S. issuers and utilizes an option writing strategy to enhance current distributions. The Fund commenced operations on June 26, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities and written options listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Purchased options are valued at the last sale price while written options that are not listed on a securities exchange are valued by independent broker quotes. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

At August 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$340,843,838

Gross tax unrealized appreciation	$1,593,922
Gross tax unrealized depreciation	(131,059,773)

Net tax unrealized depreciation on investments	$(129,465,851)

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains, including a portion of premiums received from written options. Realized short-term gains are considered ordinary income for tax purposes. Net realized long-term capital gains, if any, are distributed at least annually. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$8,064,083	$33,211,614
Long-term capital gain	2,268,017	-0-
Return of capital	2,935,899	-0-

	$13,267,999	$33,211,614

Permanent differences, primarily due to the excise taxes paid, which are non deductible for tax purpose, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$111,633	$(52)	$(111,581)

As of August 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, post-October losses of $45,559,112, which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open options transactions on August 31, 2009.

G. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $84 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

effectively issued. Management has determined that other than the event described in note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.24%, 1.99%, 1.99% and 0.99% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the Adviser waived or reimbursed approximately $356,900 of advisory fees or other expenses.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $22,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $58,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $115,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $22,500 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $16,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $109,500. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,737,444	$11,576,397	12,143,479	$124,824,352
Class B	269,048	1,827,439	983,351	10,075,130
Class C	915,501	5,835,518	4,828,188	49,697,688
Class I	449,723	2,812,941	620,935	6,246,057

Total Sales	3,371,716	$22,052,295	18,575,953	$190,843,227

Dividend Reinvestment:
Class A	980,970	$6,432,419	1,719,784	$17,028,224
Class B	121,450	785,952	158,258	1,550,658
Class C	528,688	3,424,867	771,839	7,557,800
Class I	13,479	87,140	9,853	97,234

Total Dividend Reinvestment	1,644,587	$10,730,378	2,659,734	$26,233,916

Repurchases:
Class A	(12,809,381)	$(84,024,936)	(15,630,504)	$(152,595,072)
Class B	(872,254)	(5,527,505)	(1,205,234)	(11,765,756)
Class C	(6,119,529)	(39,623,987)	(4,841,567)	(46,599,023)
Class I	(692,893)	(4,007,665)	(432,786)	(4,149,380)

Total Repurchases	(20,494,057)	$(133,184,093)	(22,110,091)	$(215,109,231)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $700 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,542,813 and $126,016,839, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to earn income, to facilitate portfolio management and to mitigate risks. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2009, were as follows:

Contracts

Outstanding at August 31, 2008	-0-
Futures Opened	22,410
Futures Closed	(22,410)

Outstanding at August 31, 2009	-0-

B. Option Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write call and put options on stock indices, futures, securities, or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying stock indices, futures, securities or currency transactions to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written options were as follows:

	Number of
	Contracts	Premium Received

Options outstanding at August 31, 2008	961,019	$5,222,134
Options written	41,376	112,067,415
Options terminated in closing purchase transactions	(441,839)	(62,014,475)
Options exercised	(8,096)	(23,868,122)
Options expired	(550,930)	(28,645,348)

Options outstanding at August 31, 2009	1,530	$2,761,604

Transactions in purchased options were as follows:

	Number of
	Contracts	Cost

Options outstanding at August 31, 2008	-0-	$-0-
Options purchased	400	32,002
Options sold	(400)	(32,002)

Options outstanding at August 31, 2009	-0-	$-0-

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective March 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of August 31, 2009.

	Liability Derivatives
	Statements of
	Assets &
	Liabilities
Primary Risk Exposure	Location	Fair Value

Equity Contracts	Written Options	$(1,902,800)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended August 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures Contracts	Written Options	Purchased Options

Equity Contracts	$(1,731,016)	$15,035,055	$(405)

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures Contracts	Written Options	Purchased Options

Equity Contracts	$-0-	$(1,015,866)	$-0-

7. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $686,100 and $95,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Equity Premium Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Equity Premium Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Equity Premium Income Fund (the Fund) (one of the portfolios constituting, the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from June 26, 2006 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Premium Income Fund of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 26, 2006 (commencement of operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

Van Kampen Equity Premium Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. For corporate shareholders 76% of the distributions qualify for the dividends received deduction. The Fund designated and paid $2,268,017 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,316,118 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Equity Premium Income Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

110, 210, 310, 610
EPIANN 10/09
IU09-04423P-Y08/09

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen Core Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Growth Index from 6/30/08 through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 6/30/08		since 6/30/08		since 6/30/08		since 6/30/08	since 6/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–16.54%	–20.66%	–16.94%	–19.75%	–16.74%	–16.74%	–16.37%	–16.76%

1-year	–15.16	–20.02	–15.64	–19.80	–15.40	–16.24	–15.05	–15.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the funds returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

Weakness in the first half of the 12-month period ended August 31, 2009 kept the broad stock market in negative territory for the period as a whole. In September 2008, Lehman Brothers declared bankruptcy, severely undermining investor confidence and sending the markets into a tailspin. The credit markets froze in response, leading to a rapid deterioration in the financial sector and in turn the broader economy. Policy makers acted aggressively to try to contain the crisis with liquidity injections and government interventions. However, conditions remained challenging into 2009 amid further declines in economic activity and an unemployment rate approaching 10 percent. Volatility was evident in all sectors of the market as investors fled stocks for the relative safety of Treasuries and cash.

The second half of the period was a turning point. The market bottomed in March 2009 and rose through the end of the period, as the worst appeared to be over. New stimulus packages and profitability at two large banks helped bolster investor confidence. Although unemployment continued to climb, other economic data appeared to stabilize or at least slow their rates of decline, and corporate earnings generally exceeded expectations for both the first and second quarters of 2009, helping to sustain the rally through the summer months. At the close of the period, while some believed the recession may be over or nearly over, unemployment remained high and credit for business and consumers was still tight.

In 2008, we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In 2009, however, we have started to see some focus on company fundamentals and the Fund’s higher quality names have benefited.

Performance Analysis

All share classes of Van Kampen Core Growth Fund outperformed the Russell 1000® Growth Index (the “Index”) for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

					Russell 1000®
Class A	Class B	Class C	Class I	Class R	Growth Index

–15.16%	–15.64%	–15.40%	–15.05%	–15.43%	–16.76%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

The Russell 1000® Growth Index re-categorized many of the names we held into new sectors in August 2009. While we made very few changes to the positions we held, this re-categorization caused the Fund’s sector allocations relative to the Index’s to appear quite different from the Fund’s historical relative weightings.

These three sectors were the largest contributors to the Fund’s overall outperformance of the Index during the period:

•	Stock selection and an overweight in the consumer discretionary sector added the most to relative performance, led by a position in restaurants.

•	An underweight and stock selection in the producer durables sector also added to relative gains. Within the sector, exposure to commercial services drove the Fund’s outperformance.

•	Finally, an underweight and stock selection in energy helped relative performance. Within the sector, the Fund owned only one position, which detracted from performance; however, other areas within the sector fared worse. The coal and oil industries, which we did not own in the portfolio, heavily underperformed other groups within the energy sector during the period.

Although the Fund outperformed the Index, there were other sectors that were detrimental to overall performance:

•	Stock selection in financial services was the largest detractor from relative returns, although an overweight there helped. A position in diversified financial services hampered performance.

•	Relative losses from an underweight in technology more than offset the relative gains of stock selection in the sector. Although all of the Fund’s positions were positive contributors to performance, the underperformance was driven by the weightings.

•	Stock selection and an underweight in materials and processing also dampened relative performance, due to a position in the cement industry.

Market Outlook

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/09 (Unaudited)

Starbucks Corp.	4.9%
MasterCard, Inc., Class A	4.9
Apple, Inc.	4.7
Berkshire Hathaway, Inc., Class B	4.0
Cisco Systems, Inc.	3.7
American Express Co.	3.6
Brookfield Asset Management, Inc., Class A	3.5
eBay, Inc.	3.5
Ultra Petroleum Corp.	3.4
Mead Johnson Nutrition Co., Class A	3.4

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Restaurants	7.0%
Internet Software & Services	6.2
Health Care Supplies	5.6
Railroads	5.3
Consumer Finance	5.1
Tobacco	4.9
Data Processing & Outsourced Services	4.9
Computer Hardware	4.7
Property & Casualty Insurance	4.0
Communications Equipment	3.7
Real Estate Management & Development	3.5
Oil & Gas Exploration & Production	3.4
Pharmaceuticals	3.4
Construction Materials	3.3
Internet Retail	3.1
Multi-Line Insurance	2.8
Life Sciences Tools & Services	2.8
Multi-Sector Holdings	2.7
Distillers & Vintners	2.5
Soft Drinks	2.4
Food Retail	2.2
Home Entertainment Software	2.2
Packaged Foods & Meats	2.1
Asset Management & Custody Banks	2.1
Household Products	2.0
Hypermarkets & Super Centers	1.9
Diversified Commercial & Professional Services	1.6
Footwear	1.6
Home Improvement Retail	1.5
Other Diversified Financial Services	1.5
(continued on next page)

4

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)
(continued from previous page)

Gas Utilities	1.2
Apparel Retail	1.1

Total Long-Term Investments	102.3
Total Repurchase Agreements	0.0	*

Total Investments	102.3
Foreign Currency	0.0	*
Liabilities in Excess of Other Assets	(2.3)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,452.55	$8.04
Hypothetical	1,000.00	1,018.65	6.61
(5% annual return before expenses)
Class B
Actual	1,000.00	1,446.27	13.26
Hypothetical	1,000.00	1,014.37	10.92
(5% annual return before expenses)
Class C
Actual	1,000.00	1,455.21	7.43
Hypothetical	1,000.00	1,019.16	6.11
(5% annual return before expenses)
Class I
Actual	1,000.00	1,454.38	6.50
Hypothetical	1,000.00	1,019.91	5.35
(5% annual return before expenses)
Class R
Actual	1,000.00	1,450.73	9.57
Hypothetical	1,000.00	1,017.39	7.88
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.15%, 1.20%, 1.05% and 1.55% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving the suspension of the continuous offering of the Fund’s shares to new investors. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or

9

group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per

10

fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2009

	Number of
Description	Shares	Value

Common Stocks 102.3%
Apparel Retail 1.1%
Abercrombie & Fitch Co., Class A	1,617	$52,213

Asset Management & Custody Banks 2.1%
Franklin Resources, Inc.	1,122	104,716

Communications Equipment 3.7%
Cisco Systems, Inc. (a)	8,559	184,874

Computer Hardware 4.7%
Apple, Inc. (a)	1,374	231,121

Construction Materials 3.3%
Cemex SAB de CV—ADR (Mexico) (a)	4,738	62,921
Martin Marietta Materials, Inc.	1,136	99,491

		162,412

Consumer Finance 5.1%
American Express Co.	5,210	176,202
Redecard SA (Brazil)	5,451	74,620

		250,822

Data Processing & Outsourced Services 4.9%
MasterCard, Inc., Class A	1,189	240,927

Distillers & Vintners 2.5%
Diageo PLC—ADR (United Kingdom)	1,982	122,963

Diversified Commercial & Professional Services 1.6%
Cintas Corp.	2,978	81,716

Food Retail 2.2%
Tesco PLC (United Kingdom)	17,788	108,909

Footwear 1.6%
NIKE, Inc., Class B	1,415	78,377

Gas Utilities 1.2%
Questar Corp.	1,795	60,599

Health Care Supplies 5.6%
Alcon, Inc. (Switzerland)	1,246	161,320
Millipore Corp. (a)	1,745	115,571

		276,891

Home Entertainment Software 2.2%
Nintendo Co., Ltd. (Japan)	400	107,875

Home Improvement Retail 1.5%
Sherwin-Williams Co.	1,250	75,250

12
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Household Products 2.0%
Procter & Gamble Co.	1,876	$101,510

Hypermarkets & Super Centers 1.9%
Costco Wholesale Corp.	1,841	93,854

Internet Retail 3.1%
Amazon.com, Inc. (a)	1,901	154,342

Internet Software & Services 6.2%
eBay, Inc. (a)	7,739	171,341
Google, Inc., Class A (a)	291	134,346

		305,687

Life Sciences Tools & Services 2.8%
Thermo Fisher Scientific, Inc. (a)	3,013	136,218

Multi-Line Insurance 2.8%
Loews Corp.	3,996	136,463

Multi-Sector Holdings 2.7%
Leucadia National Corp. (a)	5,373	133,627

Oil & Gas Exploration & Production 3.4%
Ultra Petroleum Corp. (Canada) (a)	3,665	170,166

Other Diversified Financial Services 1.5%
BM&F BOVESPA SA (Brazil)	11,927	73,535

Packaged Foods & Meats 2.1%
Nestle SA—ADR (Switzerland)	2,529	104,827

Pharmaceuticals 3.4%
Mead Johnson Nutrition Co., Class A	4,267	169,229

Property & Casualty Insurance 4.0%
Berkshire Hathaway, Inc., Class B (a)	60	197,160

Railroads 5.3%
Burlington Northern Santa Fe Corp.	1,565	129,926
Canadian National Railway Co. (Canada)	2,739	132,212

		262,138

Real Estate Management & Development 3.5%
Brookfield Asset Management, Inc., Class A (Canada)	8,468	172,155

Restaurants 7.0%
McDonald’s Corp.	1,883	105,900
Starbucks Corp. (a)	12,731	241,762

		347,662

13
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

	Number of
Description	Shares	Value

Soft Drinks 2.4%
Dr. Pepper Snapple Group, Inc. (a)	4,574	$120,937

Tobacco 4.9%
British American Tobacco PLC—ADR (United Kingdom)	1,755	106,581
Philip Morris International, Inc.	2,967	135,621

		242,202

Total Long-Term Investments 102.3% (Cost $5,753,189)		5,061,377

Repurchase Agreements 0.0%
Banc of America Securities ($1,814 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $1,814)		1,814
JPMorgan Chase & Co. ($1,141 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $1,141)		1,141
State Street Bank & Trust Co. ($45 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $45)		45

Total Repurchase Agreements 0.0% (Cost $3,000)		3,000

Total Investments 102.3% (Cost $5,756,189)		5,064,377

Foreign Currency 0.0% (Cost $493)		486

Liabilities in Excess of Other Assets (2.3%)		(116,358)

Net Assets 100.0%		$4,948,505

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $216,784.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Events	Inputs	Total

Assets
Common Stocks
Apparel Retail	$52,213	$—	$—	$52,213
Asset Management & Custody Banks	104,716	—	—	104,716
Communications Equipment	184,874	—	—	184,874
Computer Hardware	231,121	—	—	231,121
Construction Materials	162,412	—	—	162,412
Consumer Finance	250,822	—	—	250,822
Data Processing & Outsourced Services	240,927	—	—	240,927
Distillers & Vintners	122,963	—	—	122,963
Diversified Commercial & Professional Services	81,716	—	—	81,716
Food Retail	—	108,909	—	108,909
Footwear	78,377	—	—	78,377
Gas Utilities	60,599	—	—	60,599
Health Care Supplies	276,891	—	—	276,891
Home Entertainment Software	—	107,875	—	107,875
Home Improvement Retail	75,250	—	—	75,250
Household Products	101,510	—	—	101,510
Hypermarkets & Super Centers	93,854	—	—	93,854
Internet Retail	154,342	—	—	154,342
Internet Software & Services	305,687	—	—	305,687
Life Sciences Tools & Services	136,218	—	—	136,218
Multi-Line Insurance	136,463	—	—	136,463
Multi-Sector Holdings	133,627	—	—	133,627
Oil & Gas Exploration & Production	170,166	—	—	170,166
Other Diversified Financial Services	73,535	—	—	73,535
Packaged Foods & Meats	104,827	—	—	104,827
Pharmaceuticals	169,229	—	—	169,229
Property & Casualty Insurance	197,160	—	—	197,160
Railroads	262,138	—	—	262,138
Real Estate Management & Development	172,155	—	—	172,155
Restaurants	347,662	—	—	347,662
Soft Drinks	120,937	—	—	120,937
Tobacco	242,202	—	—	242,202
Repurchase Agreements	—	3,000	—	3,000

Total Assets	$4,844,593	$219,784	$—	$5,064,377

15
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $5,756,189)	$5,064,377
Cash	563
Foreign Currency (Cost $493)	486
Receivables:
Dividends	5,122
Other	7,347

Total Assets	5,077,895

Liabilities:
Payables:
Distributor and Affiliates	21,336
Investment Advisory Fee	3,924
Fund Shares Repurchased	1,613
Trustees’ Deferred Compensation and Retirement Plans	12,227
Accrued Expenses	90,290

Total Liabilities	129,390

Net Assets	$4,948,505

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$5,890,031
Accumulated Undistributed Net Investment Income	15,949
Accumulated Net Realized Loss	(265,656)
Net Unrealized Depreciation	(691,819)

Net Assets	$4,948,505

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $821,258 and 103,214 shares of beneficial interest issued and outstanding)	$7.96
Maximum sales charge (5.75%* of offering price)	0.49

Maximum offering price to public	$8.45

Class B Shares:
Net asset value and offering price per share (Based on net assets of $221,595 and 27,923 shares of beneficial interest issued and outstanding)	$7.94

Class C Shares:
Net asset value and offering price per share (Based on net assets of $159,574 and 20,059 shares of beneficial interest issued and outstanding)	$7.96

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,666,600 and 460,000 shares of beneficial interest issued and outstanding)	$7.97

Class R Shares:
Net asset value and offering price per share (Based on net assets of $79,478 and 10,000 shares of beneficial interest issued and outstanding)	$7.95

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $3,144)	$60,364
Interest	1,598

Total Income	61,962

Expenses:
Offering Costs	162,568
Professional Fees	78,086
Registration Fees	57,619
Reports to Shareholders	48,311
Accounting and Administrative Expenses	41,312
Investment Advisory Fee	30,173
Transfer Agent Fees	15,866
Custody	9,790
Distribution (12b-1) and Service Fees
Class A	1,415
Class B	1,251
Class C	610
Class R	337
Trustees’ Fees and Related Expenses	17,202
Other	12,299

Total Expenses	476,839
Expense Reduction	430,984

Net Expenses	45,855

Net Investment Income	$16,107

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(251,323)
Foreign Currency Transactions	(11)

Net Realized Loss	(251,334)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(225,608)

End of the Period:
Investments	(691,812)
Foreign Currency Translation	(7)

(691,819)

Net Unrealized Depreciation During the Period	(466,211)

Net Realized and Unrealized Loss	$(717,545)

Net Decrease in Net Assets From Operations	$(701,438)

17
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

		For the Period
		June 30, 2008
	For The	(Commencement of
	Year Ended	Operations) to
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$16,107	$1,257
Net Realized Loss	(251,334)	(12,114)
Net Unrealized Depreciation During the Period	(466,211)	(225,608)

Change in Net Assets from Operations	(701,438)	(236,465)

Distributions from Net Investment Income:
Class A Shares	(5,880)	-0-
Class B Shares	(1,185)	-0-
Class C Shares	(2,044)	-0-
Class I Shares	(49,266)	-0-
Class R Shares	(891)	-0-

Total Distributions	(59,266)	-0-

Net Change in Net Assets from Investment Activities	(760,704)	(236,465)

From Capital Transactions:
Proceeds from Shares Sold	1,029,425	5,330,056
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,368	-0-
Cost of Shares Repurchased	(420,175)	-0-

Net Change in Net Assets from Capital Transactions	615,618	5,330,056

Total Decrease/Increase in Net Assets	(145,086)	5,093,591
Net Assets:
Beginning of the Period	5,093,591	-0-

End of the Period (Including accumulated undistributed net investment income of $15,949 and $38,049, respectively)	$4,948,505	$5,093,591

18
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		June 30, 2008
	Year Ended	(Commencement of
	August 31,	Operations) to
Class A Shares	2009	August 31, 2008

Net Asset Value, Beginning of the Period	$9.54	$10.00

Net Investment Income (a)	0.02	0.00	(b)
Net Realized and Unrealized Loss	(1.50)	(0.46)

Total from Investment Operations	(1.48)	(0.46)
Less Distributions from Net Investment Income	0.10	-0-

Net Asset Value, End of the Period	$7.96	$9.54

Total Return* (c)	–15.16%	–4.60%	**
Net Assets at End of the Period (In millions)	$0.8	$0.4
Ratio of Expenses to Average Net Assets*	1.30%	1.30%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.27%	(0.06%	)
Portfolio Turnover	14%	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.97%	15.46%
Ratio of Net Investment Loss to Average Net Assets	(10.40% )	(14.22%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			June 30, 2008
	Year Ended		(Commencement of
	August 31,		Operations) to
Class B Shares	2009		August 31, 2008

Net Asset Value, Beginning of the Period	$9.54		$10.00

Net Investment Loss (a)	(0.02)		(0.01)
Net Realized and Unrealized Loss	(1.50)		(0.45)

Total from Investment Operations	(1.52)		(0.46)
Less Distributions from Net Investment Income	0.08		-0-

Net Asset Value, End of the Period	$7.94		$9.54

Total Return* (b)	–15.64%	(c)	–4.60%	(c)**
Net Assets at End of the Period (In millions)	$0.2		$0.1
Ratio of Expenses to Average Net Assets*	1.93%	(c)	1.68%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.32%	)(c)	(0.43%	)(c)
Portfolio Turnover	14%		2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.38%	(c)	15.60%	(c)
Ratio of Net Investment Loss to Average Net Assets	(10.77%	)(c)	(14.35%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

20
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			June 30, 2008
	Year Ended		(Commencement of
	August 31,		Operations) to
Class C Shares	2009		August 31, 2008

Net Asset Value, Beginning of the Period	$9.54		$10.00

Net Investment Loss (a)	0.00	(b)	0.00	(b)
Net Realized and Unrealized Loss	(1.50)		(0.46)

Total from Investment Operations	(1.50)		(0.46)
Less Distributions from Net Investment Income	0.08		-0-

Net Asset Value, End of the Period	$7.96		$9.54

Total Return* (c)	–15.40%	(d)	–4.60%	(d)**
Net Assets at End of the Period (In millions)	$0.2		$0.1
Ratio of Expenses to Average Net Assets*	1.48%	(d)	1.50%	(d)
Ratio of Net Investment Loss to Average Net Assets*	(0.01%	)(d)	(0.20%	)(d)
Portfolio Turnover	14%		2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.27%	(d)	15.79%	(d)
Ratio of Net Investment Loss to Average Net Assets	(10.80%	)(d)	(14.49%	)(d)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

21
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		June 30, 2008
	Year Ended	(Commencement of
	August 31,	Operations) to
Class I Shares	2009	August 31, 2008

Net Asset Value, Beginning of the Period	$9.55	$10.00

Net Investment Income (a)	0.03	0.00	(b)
Net Realized and Unrealized Loss	(1.50)	(0.45)

Total from Investment Operations	(1.47)	(0.45)
Less Distributions from Net Investment Income	0.11	-0-

Net Asset Value, End of the Period	$7.97	$9.55

Total Return* (c)	–15.05%	–4.50%	**
Net Assets at End of the Period (In millions)	$3.7	$4.4
Ratio of Expenses to Average Net Assets*	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets*	0.49%	0.20%
Portfolio Turnover	14%	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.78%	14.97%
Ratio of Net Investment Loss to Average Net Assets	(10.24% )	(13.72%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			June 30, 2008
	Year Ended		(Commencement of
	August 31,		Operations) to
Class R Shares	2009		August 31, 2008

Net Asset Value, Beginning of the Period	$9.54		$10.00

Net Investment Loss (a)	(0.00	)(b)	(0.01)
Net Realized and Unrealized Loss	(1.50)		(0.45)

Total from Investment Operations	(1.50)		(0.46)
Less Distributions from Net Investment Income	0.09		-0-

Net Asset Value, End of the Period	$7.95		$9.54

Total Return* (c)	–15.43%		–4.60%	**
Net Assets at End of the Period (In millions)	$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.55%		1.55%
Ratio of Net Investment Loss to Average Net Assets*	(0.02%	)	(0.31%	)
Portfolio Turnover	14%		2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.28%		15.47%
Ratio of Net Investment Loss to Average Net Assets	(10.75%	)	(14.23%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23
See Notes to Financial Statements

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen Core Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies. The Fund commenced investment operations on June 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that

24

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expense are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service,

25

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

New York, and various states. Generally, each of the tax years in the two year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carry forward of $169,007, which will expire on August 31, 2017.
At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,758,744

Gross tax unrealized appreciation	$330,516
Gross tax unrealized depreciation	(1,024,883)

Net tax unrealized depreciation on investments	$(694,367)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$59,266	$-0-
Long-term capital gain	-0-	-0-
Return of Capital	-0-	-0-

	$59,266	$-0-

Permanent differences, primarily due to start up and organizational costs, net realized gains or losses on foreign currency transactions and the Fund’s investment in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$21,059	$84	$(21,143)

As of August 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$27,525

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $94,094, which are not recognized for tax purposes until

26

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

the first day of the following fiscal year, and deferral of losses relating to wash sale transactions on August 31, 2009.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 8 there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	.75%
Next $750 million	.70%
Over $1.5 billion	.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.30%, 1.93%, 1.48%, 1.05%, and 1.55% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the adviser waived or reimbursed approximately $431,000 of advisory fees or other expenses.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $15,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each

27

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $52,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” expense on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $7,200 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $800 and no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At August 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

28

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

3. Capital Transactions
For the year ended August 31, 2009 and the period ended August 31, 2008, transactions were as follows:

			For the Period
			June 30, 2008
	For The		(Commencement
	Year Ended		of Operations) to
	August 31, 2009		August 31, 2008.
	Shares	Value	Shares	Value

Sales:
Class A	108,093	$699,416	38,045	$378,720
Class B	27,963	182,561	10,000	100,000
Class C	18,308	147,448	15,456	151,336
Class I	-0-	-0-	460,000	4,600,000
Class R	-0-	-0-	10,000	100,000

Total Sales	154,364	$1,029,425	533,501	$5,330,056

Dividend Reinvestment:
Class A	801	$4,790	-0-	$-0-
Class B	61	368	-0-	-0-
Class C	201	1,210	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	1,063	$6,368	-0-	$-0-

Repurchases:
Class A	(43,725)	$(268,353)	-0-	$-0-
Class B	(10,101)	(63,594)	-0-	-0-
Class C	(13,906)	(88,228)	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(67,732)	$(420,175)	-0-	$-0-

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund did not receive any redemption fees. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,538,688 and $561,128, respectively.

29

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2009  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $500 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

30

Van Kampen Core Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Core Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 30, 2008 (commencement of operations) through August 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Growth Fund of the Van Kampen Equity Trust II at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year then ended and for the period from June 30, 2008 (commencement of operations) through August 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

31

Van Kampen Core Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. For corporate shareholders 35% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $56,714 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Van Kampen Core Growth Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2008	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

33

Van Kampen Core Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2008	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2008	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

34

Van Kampen Core Growth Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2008	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2008	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2008	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Core Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2008	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2008	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen Core Growth Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2008	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

37

Van Kampen Core Growth Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2008	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Core Growth Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2008	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2008	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

39

Van Kampen Core Growth Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2008	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Your Notes

Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

156, 256, 315, 626, 515
CGANN 10/09
IU09-04386P-Y08/09

Item 2. Code of Ethics.
(a)	The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
     2009

	Registrant		Covered Entities(1)
Audit Fees	$203,100		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$19,700	(3)	$135,224	(4)
All Other Fees	$0		$333,170	(5)
Total Non-Audit Fees	$19,700		$468,394
Total	$222,800		$468,394
     2008

	Registrant		Covered Entities(1)
Audit Fees	$203,100		N/A
Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$19,700	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$19,700		$1,138,595
Total	$222,800		$1,138,595

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1.	STATEMENT OF PRINCIPLES
          The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
          The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
          For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
          The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
          The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
          The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

          The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2.	Delegation
          As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3.	Audit Services
          The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
          In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
          The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4.	Audit-related Services
          Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
          The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5.	Tax Services
          The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
          Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6.	All Other Services
          The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
          The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
          A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7.	Pre-Approval Fee Levels or Budgeted Amounts
          Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8.	Procedures
          All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
          The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.	Additional Requirements
          The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10.	Covered Entities
          Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust II
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: October 22, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: October 22, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: October 22, 2009